Document And Entity Information	9 Months Ended
Sep. 30, 2011
Document And Entity Information [Abstract]
Document Type	S-1
Amendment Flag	false
Document Period End Date	Sep 30, 2011
Entity Registrant Name	ACTIVE NETWORK INC
Entity Central Index Key	0001163932
Entity Filer Category	Non-accelerated Filer

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	$ 139,023	$ 31,441	$ 26,381
Restricted cash	5,000	5,000	5,000
Accounts receivable, net	61,192	34,096	27,554
Inventories	1,102
Prepaid expenses and other current assets	4,914	4,181	3,675
Total current assets	211,231	74,718	62,610
Property and equipment, net	28,936	28,181	26,742
Software development costs, net	43,620	37,013	27,003
Goodwill	213,357	207,113	203,010
Intangible assets, net	32,429	41,208	60,255
Deposits and other assets	2,040	2,315	2,251
Total assets	531,613	390,548	381,871
Liabilities, preferred stock and stockholders' equity (deficit)
Accounts payable	4,503	5,372	3,432
Registration fees payable	76,172	40,667	30,158
Accrued expenses	36,103	32,172	27,632
Deferred revenue	52,672	34,013	25,031
Current portion of debt		16,866	12,996
Capital lease obligations, current portion	2,906	1,983	1,906
Other current liabilities	2,576	1,630	131
Total current liabilities	174,932	132,703	101,286
Debt, net of current portion		27,537	35,731
Capital lease obligations, net of current portion	649	1,663	3,638
Other long-term liabilities	5,644	4,353	2,033
Deferred tax liability	19,556	17,960	16,318
Total liabilities	200,781	184,216	159,006
Commitments and contingencies (Note 12)
Convertible preferred stock		21,187	21,187
Redeemable convertible preferred stock		371,126	343,021
Total preferred stock		392,313	364,208
Stockholders' equity (deficit):
Preferred stock, $0.001 par value-authorized, 100,000 and 0 shares; no shares issued and outstanding
Common stock	55	9	7
Treasury stock	(11,959)	(11,959)	(11,959)
Additional paid-in capital	602,194	65,224	56,706
Accumulated other comprehensive income	7,318	8,866	6,595
Accumulated deficit	(266,776)	(248,121)	(192,692)
Total stockholders' equity (deficit)	330,832	(185,981)	(141,343)
Total liabilities, preferred stock and stockholders' equity (deficit)	$ 531,613	$ 390,548	$ 381,871

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Preferred stock, par value	$ 0.001	$ 0.001
Preferred stock, shares authorized	100,000,000	0
Preferred stock, shares issued	0	0
Preferred stock, shares outstanding	0	0
Redeemable convertible preferred stock, par value	$ 0.001	$ 0.001	$ 0.001
Redeemable convertible preferred stock, shares authorized	0	73,249,000	73,249,000
Redeemable convertible preferred stock, shares issued	0	71,751,000	71,755,000
Redeemable convertible preferred stock, shares outstanding	0	71,751,000	71,755,000
Redeemable convertible preferred stock, aggregate liquidation preference		$ 372,496	$ 344,925
Common stock, par value	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	1,000,000,000	65,000,000	65,000,000
Common stock, shares issued	56,035,000	9,755,000	8,127,000
Common stock, shares outstanding	54,259,000	7,980,000	8,127,000
Treasury stock, at cost	1,776,000	1,776,000	1,776,000
Convertible Preferred Stock [Member]
Preferred stock, par value	$ 0.001	$ 0.001	$ 0.001
Preferred stock, shares authorized	0	146,856,000	146,856,000
Preferred stock, shares issued	0	131,372,000	131,372,000
Preferred stock, shares outstanding	0	131,372,000	131,372,000
Aggregate liquidation preference		$ 24,183	$ 24,183

Consolidated Statements Of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended		9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net Revenue:
Technology revenue	$ 76,341	$ 62,400	$ 225,002	$ 188,504	$ 237,688	$ 210,483	$ 145,789
Marketing services revenue	13,287	10,693	36,343	29,473	41,912	32,401	27,407
Total net revenue	89,628	73,093	261,345	217,977	279,600	242,884	173,196
Cost of net revenue:
Cost of technology revenue	38,291	29,308	109,986	88,682	115,148	103,130	74,316
Cost of marketing services revenue	1,599	1,816	4,241	4,562	6,203	4,058	5,365
Total cost of net revenue	39,890	31,124	114,227	93,244	121,351	107,188	79,681
Gross profit	49,738	41,969	147,118	124,733	158,249	135,696	93,515
Operating expenses:
Sales and marketing	17,116	15,041	52,970	44,799	59,106	50,556	48,739
Research and development	17,628	15,048	50,181	46,400	61,107	58,767	31,997
General and administrative	11,737	10,101	34,633	32,958	42,404	39,455	42,865
Amortization of intangibles	3,669	4,029	11,090	12,149	16,147	18,491	13,820
Total operating expenses	50,150	44,219	148,874	136,306	178,764	167,269	137,421
Loss from operations	(412)	(2,250)	(1,756)	(11,573)	(20,515)	(31,573)	(43,906)
Interest income	32	43	91	113	150	194	1,695
Interest expense	(109)	(1,325)	(2,799)	(4,089)	(5,438)	(5,237)	(4,991)
Other income (expense), net	(33)	762	109	141	455	1,196	(268)
Loss before provision for income taxes	(522)	(2,770)	(4,355)	(15,408)	(25,348)	(35,420)	(47,470)
Provision for income taxes	910	1,064	2,490	2,772	1,924	2,439	1,506
Net loss	(1,432)	(3,834)	(6,845)	(18,180)	(27,272)	(37,859)	(48,976)
Accretion of redeemable convertible preferred stock		(7,055)	(11,810)	(20,828)	(28,157)	(25,774)	(15,639)
Net loss attributable to common stockholders	$ (1,432)	$ (10,889)	$ (18,655)	$ (39,008)	$ (55,429)	$ (63,633)	$ (64,615)
Net loss per share attributable to common stockholders:
Basic	$ (0.03)	$ (1.51)	$ (0.62)	$ (5.53)
Diluted	$ (0.03)	$ (1.51)	$ (0.62)	$ (5.53)
Basic and diluted					$ (7.83)	$ (10.86)	$ (11.68)
Weighted-average shares used to compute net loss per share attributable to common stockholders:
Basic	53,701	7,228	29,993	7,050
Diluted	53,701	7,228	29,993	7,050
Basic and diluted					7,080	5,862	5,530

Consolidated Statements Of Stockholders' Deficit And Comprehensive Loss (USD $) In Thousands, except Share data, unless otherwise specified	Common Stock [Member]	Treasury Stock [Member]	Additional Paid-in Capital [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Accumulated Deficit [Member]	Total
Balance at Dec. 31, 2007	$ 7	$ (10,197)	$ 36,209	$ 811	$ (64,444)	$ (37,614)
Balance, shares at Dec. 31, 2007	7,436,002	(1,511,827)
Exercise of stock options and warrants			145			145
Exercise of stock options and warrants, shares	64,156
Stock-based compensation			14,537			14,537
Issuance of common shares for acquisitions			899			899
Issuance of common shares for acquisitions, shares	163,000
Repurchase of common stock and stock options		(1,762)	(7,261)			(9,023)
Repurchase of common stock and stock options, shares		(263,813)
Accretion of redeemable convertible preferred stock					(15,639)	(15,639)
Comprehensive loss:
Foreign currency translation				(951)		(951)
Net loss					(48,976)	(48,976)
Total comprehensive loss						(49,927)
Balance at Dec. 31, 2008	7	(11,959)	44,529	(140)	(129,059)	(96,622)
Balance, shares at Dec. 31, 2008	7,663,158	(1,775,640)
Exercise of stock options and warrants			516			516
Exercise of stock options and warrants, shares	270,963
Stock-based compensation			11,240			11,240
Issuance of common shares for acquisitions			421			421
Issuance of common shares for acquisitions, shares	192,500
Accretion of redeemable convertible preferred stock					(25,774)	(25,774)
Comprehensive loss:
Foreign currency translation				6,735		6,735
Net loss					(37,859)	(37,859)
Total comprehensive loss						(31,124)
Balance at Dec. 31, 2009	7	(11,959)	56,706	6,595	(192,692)	(141,343)
Balance, shares at Dec. 31, 2009	8,126,621	(1,775,640)
Exercise of stock options and warrants	2		1,466			1,468
Exercise of stock options and warrants, shares	1,338,105
Stock-based compensation			5,348			5,348
Issuance of common shares for acquisitions			1,070			1,070
Issuance of common shares for acquisitions, shares	290,628
Issuance of warrants			634			634
Accretion of redeemable convertible preferred stock					(28,157)	(28,157)
Comprehensive loss:
Foreign currency translation				2,271		2,271
Net loss					(27,272)	(27,272)
Total comprehensive loss						(25,001)
Balance at Dec. 31, 2010	$ 9	$ (11,959)	$ 65,224	$ 8,866	$ (248,121)	$ (185,981)
Balance, shares at Dec. 31, 2010	9,755,354	(1,775,640)

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating activities
Net loss	$ (6,845)	$ (18,180)	$ (27,272)	$ (37,859)	$ (48,976)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	32,654	29,287	40,287	36,079	26,697
Gain on bargain purchase in business combination			(21)	(599)
Loss on disposition of assets			46
Loss on extinguishment of debt	538
Allowance for doubtful accounts	590	543	1,191	(56)	1,368
Stock-based compensation expense	4,782	4,542	5,348	11,240	14,537
Deferred tax liability	1,824	1,348	1,239	2,497	1,065
Accretion of discount on debt	191	773	1,055	1,582	1,699
Restricted cash					(5,000)
Change in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable	(27,554)	(11,926)	(8,028)	5,458	(5,941)
Prepaid expenses			(207)	(12)	(324)
Other assets			(55)	(1,434)	527
Inventories	(1,102)
Prepaid expenses and other assets	(2,530)	(891)
Accounts payable	1,239	923	2,945	(1,079)	(699)
Registration fees payable	35,505	17,174	10,509	7,153	6,277
Accrued expenses	3,561	5,309	5,486	2,439	4,348
Income taxes payable				(383)	670
Deferred revenue	18,089	10,800	8,800	4,384	6,577
Deferred rent	663	828	772	(886)	490
Net cash provided by operating activities	61,605	40,530	42,095	28,524	3,315
Investing activities
Purchases of property and equipment	(8,991)	(11,186)	(14,767)	(10,449)	(7,144)
Software development costs	(13,898)	(12,169)	(15,651)	(14,561)	(10,689)
Cash (paid) received from acquisitions, net of cash acquired	(4,082)	(125)	(125)	867	(67,503)
Payment of contingent consideration	(625)	(962)	(2,182)	(1,825)	(685)
Net cash used in investing activities	(27,596)	(24,442)	(32,725)	(25,968)	(86,021)
Financing activities
Proceeds from exercise of stock options and common stock warrants	3,072	2,338	2,584	516	145
Payments on capital lease obligations	(2,207)	(1,742)	(1,898)	(593)	(23)
Repayment of long-term obligations	(41,628)	(6,177)	(8,035)	(16,772)	(2,520)
Proceeds from debt			3,000	8,335	6,750
Repurchase of unvested common stock	(13)				(9,023)
Net proceeds from issuance of redeemable convertible preferred stock					92,291
Net proceeds from initial public offering	114,700
Net cash provided by (used in) financing activities	73,924	(5,581)	(4,349)	(8,514)	87,620
Effect of exchange rates on cash	(351)	(29)	39	(1,056)	315
Net increase (decrease) in cash and cash equivalents	107,582	10,478	5,060	(7,014)	5,229
Cash and cash equivalents at beginning of period	31,441	26,381	26,381	33,395	28,166
Cash and cash equivalents at end of period	139,023	36,859	31,441	26,381	33,395
Supplemental disclosures of cash flow information
Cash paid during the year for interest	2,799	2,548	3,425	3,220	2,506
Cash paid during the year for taxes	510	332	727	220	237
Supplemental disclosures of noncash financing and investing activities
Fixed asset purchases included in accounts payable	2,149	796	2,006	1,889	493
Acquisition of equipment and software under capital leases	2,116			4,265	1,770
Issuance of warrants		76	634
Conversion of preferred stock	404,122
Conversion of debt	$ 3,504

Business	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Business [Abstract]
Business

1. Business

The Active Network, Inc., a Delaware corporation, and its subsidiaries ("Active" or the "Company"), provide organization-based cloud computing applications that form an online network connecting a fragmented and diverse group of activity and event organizers with a large base of potential participants. The Company's technology platform transforms the way organizers manage their activities and events by automating online registrations and streamlining other critical management functions, while driving consumer participation to their activities and events.

Initial Public Offering

In May 2011, the Company completed an initial public offering ("IPO") of its common stock in which it sold and issued 12,650,000 shares of common stock, of which 4,427,778 were sold by its selling shareholders, at an issue price of $15.00 per share, resulting in proceeds, net of underwriting discounts but before deducting offering expenses, of approximately $114.7 million to the Company. As a result of the IPO, all shares of the Company's convertible preferred stock and redeemable convertible preferred stock converted into 34,631,891 shares of common stock and certain warrants to purchase common stock were net exercised into 420,365 shares of common stock.

1. Business

The Active Network, Inc. ("Active" or the "Company"), a Delaware corporation, provides organization-based cloud computing applications that form an online network connecting a fragmented and diverse group of activity and event organizers with a large base of potential participants. The Company's technology platform transforms the way organizers manage their activities and events by automating online registrations and streamlining other critical management functions, while driving consumer participation to their activities and events.

Summary Of Significant Accounting Policies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

2. Basis of Presentation and Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Active and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

Unaudited Interim Financial Information

The accompanying consolidated balance sheet as of September 30, 2011, the consolidated statements of operations for the three and nine months ended September 30, 2011 and 2010 and consolidated statements of cash flows for the nine months ended September 30, 2011 and 2010 are unaudited. The unaudited consolidated interim financial statements have been prepared on the same basis as the annual financial statements and, in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company's financial condition and results of operations and cash flows for the three and nine months ended September 30, 2011 and 2010. The financial data and other information disclosed in these notes to the consolidated financial statements related to the three and nine months ended September 30, 2011 and 2010 are unaudited. The results of operations for the three and nine months ended September 30, 2011 are not necessarily indicative of the results to be expected for fiscal year 2011 or for any other interim period or for any other future year.

Use of Estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes technology revenue primarily from registration fees and related hosting and implementation services. The Company also records revenue for marketing services. The Company recognizes revenue when a signed contract or other persuasive evidence of an arrangement exists, the services have been rendered, the fee is fixed or determinable, and collection of the resulting receivable is probable. The Company's arrangements do not contain general rights of return.

The Company assesses whether the fee is fixed or determinable, and collection is probable, at the time of the transaction. In determining whether the fee is fixed or determinable, the Company compares the payment terms of the transaction to its standard payment terms and whether payment is free of contingencies or significant uncertainties. If a significant portion of the fee is considered to have extended payment terms or the fee is subject to adjustment, the Company accounts for the fee as not being fixed or determinable and recognizes revenue as the payments become due. The Company assesses whether collection is probable based on a number of factors, including the customer's past transaction history and credit-worthiness. The Company does not request collateral from its customers. If the Company determines that collection of a fee is not probable, the Company defers the fee and recognizes revenue at the time collection becomes probable, which is generally upon receipt of cash.

The Company generally recognizes registration revenue when received, net of registration fees paid to event organizers, where the Company is acting as an agent of event organizers. Net registration revenue comprised 67% and 71% of total net revenue for the three months ended September 30, 2011 and 2010, respectively, and 69% and 73% for the nine months ended September 30, 2011 and 2010, respectively. In certain circumstances, the Company pre-purchases registrations from event organizers and bears the risks and rewards of ownership. Registration revenue associated with these transactions is recognized on a gross basis, as the Company is the primary obligor and bears inventory and credit risk. Cash collected in advance of the event is recorded as deferred revenue until the event occurs. Revenue recognized on a gross basis comprised 1% and 0% of total net revenue for the three months ended September 30, 2011 and 2010, respectively, and less than 1% and 0% for the nine months ended September 30, 2011 and 2010, respectively.

On January 1, 2011, the Company adopted the new accounting standard for multiple deliverable revenue arrangements which provides guidance on whether multiple deliverables exist, how the deliverables in an arrangement should be separated, and how the consideration should be allocated. This guidance requires an entity to allocate revenue in an arrangement using the "best estimate of selling price" ("BESP") of deliverables if it does not have vendor-specific objective evidence ("VSOE") of selling price based on historical stand-alone sales or third-party evidence ("TPE") of selling price. Due to the unique nature of some of the Company's multiple deliverable revenue arrangements, the Company may not be able to establish selling prices based on historical stand-alone sales using VSOE or TPE, therefore, the Company may use its best estimate to establish selling prices for these arrangements under the new accounting standard. The Company establishes its best estimates within a range of selling prices considering multiple factors including, but not limited to, factors such as customer base, size of transaction, available media inventory, pricing strategies and market conditions. The Company believes the use of the BESP allows revenue recognition in a manner consistent with the underlying economics of the transaction. The adoption of this amended standard did not have a significant impact on the Company's revenue recognition for multiple deliverable revenue arrangements.

Many customers who use the Company's hosting services or license its software also enter into separate professional services and training arrangements with the Company. In addition, certain of the Company's hosting agreements include up-front payments for implementation of hosting services. In determining whether professional services and implementation revenue should be accounted for separately, the Company evaluates (among other factors): the nature of the deliverables; whether they are ready for their intended use by the customer upon receipt; the nature of the implementation services; the availability of services from other vendors; whether the timing of payments for license revenue is coincident with performance of services and whether milestones or acceptance criteria exist that affect the realizability of the hosting or software license fee. For up-front and other revenues received for implementation services associated with hosting arrangements, the Company defers the related revenue and records revenue over the term of the hosting contract since the implementation and hosting do not have stand-alone value. For license and professional services that qualify for separate accounting, such as arrangements that involve off-the-shelf software, the services do not include significant alterations to the features and functionality of the software, the services are primarily comprised of implementation services and fair value exists for the undelivered elements, software revenue is generally recognized when the software is delivered and service revenue is recognized when the services are performed.

For license and professional service arrangements that do not qualify for separate accounting, such as arrangements that involve significant modification or customization of the software, arrangements that include milestones or customer specific acceptance criteria, or where payment for the software license is tied to the performance of professional services, software license revenue is generally recognized together with the professional services revenue when services have been rendered. Penalties from customers related to power outages or other technical disruptions are recognized in the period in which such amounts become known and are estimable as a reduction of revenue or an increase to cost of revenue. If the total estimated costs to complete a project exceed the total contract amount, indicating a loss, the entire anticipated loss is recognized currently. A majority of such arrangements are recognized together with the professional services.

Maintenance revenue consists of fees for providing software updates on a when-and-if available basis and technical support to software products ("post contract customer support" or "PCS"). Maintenance revenue is recognized ratably over the terms of the agreement.

Marketing service revenue consists of online and integrated field marketing campaigns and membership programs. The Company's online marketing services include online advertising, e-mail marketing and targeted newsletter promotions. Banner, button and e-mail advertisements are impression-based, with the revenue based on the number of times the advertisement is displayed or delivered over the contract period. Impression-based contract revenue is primarily recognized as the impression is displayed on the Company's web site or delivered by e-mail to the intended addressee. The Company's field marketing services include event promotions, sponsorships and sample placements and are defined contractually with individual customers. Field marketing revenue is recognized over the term of the contract or when revenue is earned based on the performance of services associated with a series of events. Revenue from membership programs is recognized over the term of the membership period.

Significant management judgments and estimates must be made in connection with determination of the revenue to be recognized in any accounting period. If the Company makes different judgments or utilized different estimates for any period, material differences in the amount and timing of revenue recognized could result.

Fair Value of Financial Instruments

Carrying amounts of the Company's financial instruments including accounts receivable, prepaid expenses and other current assets, accounts payable, registration fees payable and accrued liabilities approximate fair value due to their short maturities. Carrying amounts of the Company's acquisition related notes payable, term loans and line of credit approximate fair value as the interest rates on these instruments are primarily based on market rates of interest. The fair values of the Company's cash equivalents are detailed further in Note 4.

Concentration of Credit Risk

The Company's cash, cash equivalents and accounts receivable are potentially subject to concentration of credit risk. Cash and cash equivalents are deposited with financial institutions that management believes are creditworthy. As of September 30, 2011 and December 31, 2010, substantially all of the Company's cash has been invested in money market funds or non-interest bearing accounts. The Company performs ongoing credit evaluations of its customers' financial condition, and generally requires no collateral from its customers. The Company maintains an allowance for doubtful accounts receivable based on various factors, including the Company's review of credit profiles of its customers, contractual terms and conditions, current economic trends and historical payment experience (Note 5).

Cash and Cash Equivalents

The Company considers all highly liquid investment securities with remaining maturities at the date of purchase of three months or less to be cash equivalents. Management determines the appropriate classification of marketable securities at the time of purchase and evaluates such designation as of each balance sheet date.

Restricted Cash

At September 30, 2011 and December 31, 2010, the Company had $5 million of cash restricted from withdrawal and held by a bank as collateral for a credit facility (Note 11).

Accounts Receivable

Accounts receivable includes trade accounts receivables from the Company's customers and credit and debit card receivables due from third party financial institutions attributable to the Company's registration receivable process.

Inventories

Inventories are stated at the lower of cost or market on a first in, first out ("FIFO") basis. Inventories are comprised of purchases of registrations from event organizers for customer activities and events that are intended to be sold directly to end-user participants. The Company reviews its inventory for estimated excess inventory based on estimated future usage and sales. Inventory reserves are established based upon such judgments for any inventories that are identified as having a net realizable value less than their cost, which is further reduced by related selling expenses. Whenever inventory is written down, a new cost basis is established and the inventory is not subsequently written up if conditions improve.

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally three to five years. Amortization of leasehold improvements is computed using the shorter of the estimated useful lives or the terms of their respective leases.

Capitalized Software Development Costs

Costs to develop internal use software are capitalized provided these costs are expected to be recoverable, and are amortized on a product-by-product basis using the straight line method over the estimated economic life of the application, which is generally two to five years, beginning when the asset is substantially ready for use. Costs incurred during the preliminary development stage, as well as maintenance and training costs are expensed as incurred. The Company capitalized software development costs of $4.4 million and $3.7 million for the three months ended September 30, 2011 and 2010, respectively, and $13.9 million and $12.2 million for the nine months ended September 30, 2011 and 2010, respectively. Amortization of internal software development costs is reflected in cost of revenue.

Goodwill

Goodwill is not amortized but instead is tested at least annually for impairment, or more frequently when events or changes in circumstances indicate that the assets might be impaired. The Company performs the impairment test annually during the fourth quarter. A two-step test is used to identify the potential impairment and to measure the amount of goodwill impairment, if any. The first step is to compare the fair value of the reporting unit with its carrying amount, including goodwill. If the fair value of the reporting unit exceeds its carrying amount, goodwill is considered not impaired; otherwise, goodwill is impaired and the loss is measured by performing step two. Under step two, the impairment loss is measured by comparing the implied fair value of the reporting unit goodwill with the carrying amount of goodwill. The guidance for goodwill and other intangible assets requires impairment testing based on reporting units. The Company periodically re-evaluates its business and has determined that it operates in two segments, which the Company considers its reporting units. Therefore, goodwill is tested at the reporting unit level.

For purposes of goodwill impairment testing, the Company estimates its fair value using generally accepted valuation methodologies, including market and income based approaches, and relevant data available through and as of the testing date. The market approach is a valuation method in which fair value is estimated based on observed prices in actual transactions and on asking prices for similar assets. Under the market approach, the valuation process is essentially that of comparison and correlation between the subject asset and other similar assets. The income approach is a method in which fair value is estimated based on the cash flows that an asset could be expected to generate over its useful life, including residual value cash flows. These cash flows are then discounted to their present value using a rate of return that accounts for the relative risk of not realizing the estimated annual cash flows and for the time value of money.

To date, the Company has determined that there has been no impairment of goodwill.

Impairment of Long-Lived Assets

The Company evaluates the recoverability of its long-lived assets which includes amortizable intangible and tangible assets in accordance with authoritative guidance on accounting for the impairment or disposal of long-lived assets. Acquired intangible assets with definite useful lives are amortized over their useful lives. The Company evaluates long-lived assets, other than goodwill, for impairment whenever events or changes in circumstances indicate that the carrying value of these assets may not be recoverable. The Company recognizes such impairment in the event the net book value of such assets exceeds their fair value. No long-lived assets impairment losses were incurred in the fiscal periods presented.

Registration Fees Payable

Registration fees payable represent the portion of the registration fees payable to event organizers, park and recreation department administrators, league administrators and other customers. Cash collected on behalf of customers is included in cash and cash equivalents prior to remitting the amounts owed to the Company's customers.

Stock-Based Compensation

The Company has stock incentive plans under which options to purchase common stock and restricted stock units have been granted to employees, consultants and directors. The stock options have been granted to employees with exercise prices equal to the fair value of the underlying stock. Prior to the IPO, the board of directors determined the value of the underlying stock by considering a number of factors, including historical and projected financial results, the risks the Company faced at the time, the preferences of the Company's preferred stock and the lack of liquidity of the Company's common stock. After the IPO, the fair value of common stock was determined using the quoted closing market price of the Company's common stock on the date of grant.

Under the Company's Employee Stock Purchase Plan (the "ESPP"), eligible officers and employees may purchase a limited amount of common stock at a discount to the market price in accordance with the terms of the plan as described in Note 16.

The Company can grant stock awards that contain certain performance conditions. The Company recognizes compensation cost for awards with performance conditions when the performance conditions have been determined and based upon the probability of that performance condition being met, net of an estimate for pre-vesting forfeitures.

The Company utilizes the Black-Scholes option pricing model as the most appropriate method for determining the estimated fair value of its share-based awards. The Black-Scholes model requires the use of highly subjective and complex assumptions which determine the fair value of share-based awards, including the option's expected term and the price volatility of the underlying stock. The Company estimates its expected term and the expected volatility of its common stock on the date of grant based on the average expected term and the average volatilities of similar publicly-traded entities. The fair value of the awards that are ultimately expected to vest is recognized over the requisite service periods on a straight-line basis in the Company's consolidated statements of operations. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

Income Taxes

The Company makes certain estimates and judgments in determining income tax expense for financial statement purposes. These estimates and judgments occur in the calculation of certain tax assets and liabilities, which arise from differences in the timing of recognition of revenue and expense for tax and financial statement purposes.

The Company assesses the likelihood that it will be able to recover its deferred tax assets. The Company considers all available evidence, both positive and negative, including historical levels of income, expectations and risks associated with estimates of future taxable income and ongoing prudent and feasible tax planning strategies in assessing the need for the valuation allowance. If it is more likely than not that the Company will not recover its deferred tax assets, the Company will increase its provision for taxes by recording a valuation allowance against the deferred tax assets that it estimates will not ultimately be recoverable.

Advertising Expense

Advertising costs are expensed as they are incurred. The Company incurred advertising costs of approximately $0.8 million for the three months ended September 30, 2011 and 2010, respectively, and $2.6 million and $1.8 million for the nine months ended September 30, 2011 and 2010, respectively. Advertising costs are included in sales and marketing on the consolidated statements of operations.

Foreign Currency

The functional currency for the majority of the Company's foreign subsidiaries is the local currency. For those subsidiaries, the assets and liabilities are translated into U.S. dollars at exchange rates in effect at the balance sheet date. Income and expense items are translated at average exchange rates for the period. Certain foreign subsidiaries designate the U.S. dollar as the functional currency. For those subsidiaries, assets and liabilities denominated in foreign currency are remeasured into U.S. dollars at current exchange rates for monetary assets and liabilities and historical exchange rates for nonmonetary assets and liabilities. Foreign currency translation adjustments are included in accumulated other comprehensive income as a separate component of stockholders' equity (deficit) or in other income (expense) in the consolidated statements of operations.

Foreign currency exchange gains and losses are recorded in other income (expense), net. Foreign currency transaction gains and losses were $0 million and ($0.5) million for the three months ended September 30, 2011 and 2010, respectively, and ($0.1) million and $0.1 million for the nine months ended September 30, 2011 and 2010, respectively.

Comprehensive Loss

Comprehensive loss consists of two components, net loss and other comprehensive loss. Other comprehensive loss refers to revenue, expenses, gains and losses that under U.S. generally accepted accounting principles are recorded as an element of stockholders' equity (deficit) but are excluded from net loss. The Company's other comprehensive loss consists of foreign currency translation adjustments from those subsidiaries not using the U.S. dollar as their functional currency. The Company has disclosed comprehensive loss as a component of stockholders' equity (deficit). Comprehensive loss consists of the following (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Net loss	$(1,432)	$(3,834)	$(6,845)	$(18,180)
Foreign currency translation	(2,720)	764	(1,548)	848

Total comprehensive loss	$(4,152)	$(3,070)	$(8,393)	$(17,332)

Recent Accounting Pronouncements

In June 2011, the Financial Accounting Standards Board ("FASB") issued an amendment to increase the prominence of items reported in other comprehensive income. These amendments eliminate the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity and require that all changes in stockholders' equity—except investments by, and distributions to, owners—be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, these amendments require that the Company present on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statement(s) where the components of net income and the components of other comprehensive income are presented. These new standards are effective for interim and annual periods beginning after December 15, 2011, and are to be applied retrospectively. These amended standards will affect the presentation of other comprehensive income but will not affect the Company's financial position or results of operations.

In September 2011, the FASB issued revised guidance to simplify how entities test goodwill for impairment. Under the revised guidance, entities have the option to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. If, after assessing qualitative factors, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is unnecessary. The updates are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011 with early adoption permitted. The Company will adopt this revised guidance during the annual goodwill impairment test in the year ended December 31, 2012, and does not expect that the adoption will have a material effect on the Company's consolidated financial statements.

2. Summary of Significant Accounting Policies

Principles of Consolidation

The Consolidated Financial Statements include the accounts of Active and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

The Company has evaluated all subsequent events through the filing date of its registration statement on Form S-1 with the Securities and Exchange Commission, to ensure that this filing includes appropriate disclosure of events both recognized in the financial statements as of December 31, 2010, and events which occurred subsequently, but were not recognized in the financial statements.

Basis of Presentation

The Company has incurred operating losses since inception and had an accumulated deficit of $248.1 million at December 31, 2010. The Company's ability to transition to attaining profitable operations is dependent upon achieving a level of revenues adequate to support the Company's cost structure. If events or circumstances occur such that the Company does not meet its operating plan as expected, the Company may be required to reduce certain spending related to employee compensation or other expenses to repay obligations as they become due, which could have an adverse effect on its ability to achieve its intended business objectives. Management believes its working capital resources will be sufficient to fund the Company's operations through at least December 31, 2011.

Use of Estimates

The preparation of the Consolidated Financial Statements in conformity with generally accepted accounting principles in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes registration revenue primarily from technology fees and related hosting and implementation services. The Company also records revenue for marketing services. The Company recognizes revenue when a signed contract or other persuasive evidence of an arrangement exists, the services have been rendered, the fee is fixed or determinable, and collection of the resulting receivable is probable. The Company's arrangements do not contain general rights of return.

The Company assesses whether the fee is fixed or determinable, and collection is probable, at the time of the transaction. In determining whether the fee is fixed or determinable, the Company compares the payment terms of the transaction to its standard payment terms and whether payment is free of contingencies or significant uncertainties. If a significant portion of the fee is considered to have extended payment terms or the fee is subject to adjustment, the Company accounts for the fee as not being fixed or determinable and recognizes revenue as the payments become due. The Company assesses whether collection is probable based on a number of factors, including the customer's past transaction history and credit-worthiness. The Company does not request collateral from its customers. If the Company determines that collection of a fee is not probable, the Company defers the fee and recognizes revenue at the time collection becomes probable, which is generally upon receipt of cash.

Registration revenue is recognized when received net of registration fees paid to event organizers. Net registration revenue comprised 59%, 72% and 71% of total net revenue for the years ended December 31, 2008, 2009, and 2010.

On January 1, 2011, the Company adopted the new accounting standard for multiple deliverable revenue arrangements which modifies the fair value requirements by allowing the use of "best estimate of selling price" ("BESP") in addition to vendor specific objective evidence ("VSOE") and third-party evidence ("TPE") for determining the selling price of a deliverable. For arrangements entered into after January 1, 2011, the Company uses its best estimate of selling price for each deliverable in an arrangement when VSOE or TPE of the selling price is not available. As such, the delivered items are separate units of accounting provided: (1) the delivered items have value to the customer on a stand-alone basis; and (2) if the arrangement includes a general right of return relative to the delivered item, delivery or performance of the undelivered items are considered probable and substantially in control of the company.

For multiple deliverable revenue arrangements which qualify as separate units of accounting, consideration is allocated to each unit of accounting based on the relative fair value using BESP if VSOE or TPE of the selling price is not available. Due to the unique nature of some of the Company's multiple deliverable revenue arrangements, the Company may not be able to establish selling prices based on historical stand-alone sales or third-party evidence, therefore, the Company may determine the selling price for those arrangements using BESP under the new accounting standard. The Company establishes its best estimates within a range of selling prices considering multiple factors including, but not limited to, factors such as customer base, prices charged for similar offerings, pricing strategies and market conditions. The Company believes the use of the best estimates of selling price allows revenue recognition in a manner consistent with the underlying economics of the transaction. The adoption of this accounting standard did not have a significant impact on the Company's revenue recognition for multiple deliverable revenue arrangements.

If the Company determines that separate accounting cannot be applied, the Company defers the revenue for the entire arrangement until all elements have been delivered or recognizes revenue for all elements commensurate with the delivery of the other service elements over the term of the arrangement.

Many customers who use the Company's hosting services or license its software also enter into separate professional services and training arrangements with the Company. In addition, certain of the Company's hosting agreements include up-front payments for implementation of hosting services. In determining whether professional services and implementation revenue should be accounted for separately, the Company evaluates (among other factors): the nature of the deliverables; whether they are ready for their intended use by the customer upon receipt; the nature of the implementation services; the availability of services from other vendors; whether the timing of payments for license revenue is coincident with performance of services and whether milestones or acceptance criteria exist that affect the realizability of the hosting or software license fee. For up-front and other revenues received for implementation services associated with hosting arrangements, the Company defers the related revenue and records revenue over the term of the hosting contract since the implementation and hosting do not have stand-alone value.

For license and professional services that qualify for separate accounting, such as arrangements that involve off-the-shelf software, the services do not include significant alterations to the features and functionality of the software, the services are primarily comprised of implementation services and fair value exists for the undelivered elements, software revenue is generally recognized when the software is delivered and service revenue is recognized when the services are performed. For license and professional service arrangements that do not qualify for separate accounting, such as arrangements that involve significant modification or customization of the software, arrangements that include milestones or customer specific acceptance criteria, or where payment for the software license is tied to the performance of professional services, software license revenue is generally recognized together with the professional services revenue when services have been rendered. If the total estimated costs to complete a project exceed the total contract amount, indicating a loss, the entire anticipated loss is recognized currently. A majority of such arrangements are recognized together with the professional services.

First-year maintenance is typically sold with the related software license and renewed on an annual basis thereafter. Maintenance revenue is deferred and recognized ratably over the term of the maintenance and support period based on VSOE. The Company establishes VSOE based on the prices when sold separately.

Marketing service revenue consists of online and integrated field marketing campaigns. The Company's online marketing services include online advertising, e-mail marketing and targeted newsletter promotions. Banner, button and e-mail advertisements are impression-based, with the revenue based on the number of times the advertisement is displayed or delivered over the contract period. Impression-based contract revenue is primarily recognized as the impression is displayed on the Company's web site or delivered by e-mail to the intended addressee. The Company's field marketing services include event promotions, sponsorships and sample placements and are defined contractually with individual customers. Field marketing revenue is recognized over the term of the contract or when revenue is earned based on the performance of services associated with a series of events.

Significant management judgments and estimates must be made in connection with determination of the revenue to be recognized in any accounting period. If the Company makes different judgments or utilized different estimates for any period, material differences in the amount and timing of revenue recognized could result.

Fair Value of Financial Instruments

Carrying amounts of the Company's financial instruments including accounts receivable, prepaid expenses and other current assets, accounts payable and accrued liabilities approximate fair value due to their short maturities. Carrying amounts of the Company's acquisition related notes payable, term loans and line of credit approximate fair value as the interest rates on these instruments are primarily based on market rates of interest. The fair values of the Company's cash equivalents are detailed further in Note 4.

Concentration of Credit Risk

The Company's cash, cash equivalents and accounts receivable are potentially subject to concentration of credit risk. Cash and cash equivalents are deposited with financial institutions that management believes are creditworthy. As of December 31, 2009 and 2010 substantially all of the Company's cash has been invested in money market funds or non-interest bearing accounts. The Company performs ongoing credit evaluations of its customers' financial condition, and generally requires no collateral from its customers. The Company maintains an allowance for doubtful accounts receivable based on various factors, including the Company's review of credit profiles of its customers, contractual terms and conditions, current economic trends and historical payment experience (Note 5).

Cash and Cash Equivalents

The Company considers all highly liquid investment securities with remaining maturities at the date of purchase of three months or less to be cash equivalents. Management determines the appropriate classification of marketable securities at the time of purchase and evaluates such designation as of each balance sheet date.

Restricted Cash

At December 31, 2009 and 2010, the Company had $5 million of cash restricted from withdrawal and held by a bank as collateral for a credit facility (Note 11).

Accounts Receivable

Accounts receivable includes trade accounts receivables from the Company's customers and credit and debit card receivables due from third party financial institutions attributable to the Company's registration receivable process.

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally three to five years. Amortization of leasehold improvements are computed using the shorter of the estimated useful lives or the terms of their respective leases.

Capitalized Software Development Costs

Costs to develop internal use software are capitalized provided these costs are expected to be recoverable, and are amortized on a product-by-product basis using the straight line method over the estimated economic life of the application, which is generally two to five years, beginning when the asset is substantially ready for use. Costs incurred during the preliminary development stage, as well as maintenance and training costs are expensed as incurred. The Company capitalized software and web development costs of $10.7 million, $14.6 million and $15.7 million for the years ended December 31, 2008, 2009 and 2010, respectively. Amortization of internal software development costs is reflected in cost of revenue.

Goodwill

Goodwill and intangible assets with indefinite useful lives are not amortized, but are tested for impairment at least annually or as circumstances indicate that their value may no longer be recoverable. The Company does not have intangible assets with indefinite useful lives other than goodwill. Goodwill impairment testing is a two-step process: first, the Company screens for impairment, and if any possible impairment exists, undertakes a second step of measuring such impairment. The Company generally performs its goodwill impairment test annually in its fourth fiscal quarter, and the last impairment test was completed on October 1, 2010. The guidance for goodwill and other intangible assets requires impairment testing based on reporting units. The Company periodically re-evaluates its business and has determined that it operates in two reportable segments, which the Company considers its reporting units. Therefore, goodwill was tested at the reporting unit level.

For purposes of goodwill impairment testing, the Company estimates its fair value using generally accepted valuation methodologies, including market and income based approaches, and relevant data available through and as of the testing date. The market approach is a valuation method in which fair value is estimated based on observed prices in actual transactions and on asking prices for similar assets. Under the market approach, the valuation process is essentially that of comparison and correlation between the subject asset and other similar assets. The income approach is a method in which fair value is estimated based on the cash flows that an asset could be expected to generate over its useful life, including residual value cash flows. These cash flows are then discounted to their present value using a rate of return that accounts for the relative risk of not realizing the estimated annual cash flows and for the time value of money.

To date, the Company has determined that there has been no impairment of goodwill.

The results of step one of the Company's annual goodwill impairment test for October 1, 2010 are as follows (in thousands):

	October 1, 2010
	Technology	Media & Marketing
Fair value of invested capital	$331,300	$81,000
Carrying value of invested capital	238,830	13,819

Excess of fair value over carrying value	$92,470	$67,181

Impairment of Long-Lived Assets

The Company evaluates the recoverability of its long-lived assets which includes amortizable intangible and tangible assets in accordance with authoritative guidance on accounting for the impairment or disposal of long-lived assets. Acquired intangible assets with definite useful lives are amortized over their useful lives. The Company evaluates long-lived assets, other than goodwill, for impairment whenever events or changes in circumstances indicate that the carrying value of these assets may not be recoverable. The Company recognizes such impairment in the event the net book value of such assets exceeds their fair value. No long-lived assets impairment losses were incurred in the fiscal years presented.

Registration Fees Payable

Registration fees payable represent the portion of the registration fees payable to event organizers, park and recreation department administrators, league administrators and other customers. Cash collected on behalf of customers is included in cash and equivalents prior to remitting the amounts owed to the company's customers.

Stock-Based Compensation

The Company has stock incentive plans under which options to purchase common stock have been granted to employees, consultants and directors. The stock options have been granted to employees with exercise prices equal to the fair value of the underlying stock, as determined by the board of directors on the date the equity award was granted. The board of directors determined the value of the underlying stock by considering a number of factors, including historical and projected financial results, the risks the Company faced at the time, the preferences of the Company's preferred stock and the lack of liquidity of the Company's common stock.

The Company utilizes the Black-Scholes option pricing model as the most appropriate method for determining the estimated fair value of its share-based awards. The Black-Scholes model requires the use of highly subjective and complex assumptions which determine the fair value of share-based awards, including the option's expected term and the price volatility of the underlying stock. The Company estimates its expected term and the expected volatility of its common stock on the date of grant based on the average expected term and the average volatilities of similar publicly-traded entities. The fair value of the awards that are ultimately expected to vest is recognized over the requisite service periods on a straight-line basis in the Company's Consolidated Statements of Operations. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

Income Taxes

The Company makes certain estimates and judgments in determining income tax expense for financial statement purposes. These estimates and judgments occur in the calculation of certain tax assets and liabilities, which arise from differences in the timing of recognition of revenue and expense for tax and financial statement purposes.

The Company assesses the likelihood that it will be able to recover its deferred tax assets. The Company considers all available evidence, both positive and negative, including historical levels of income, expectations and risks associated with estimates of future taxable income and ongoing prudent and feasible tax planning strategies in assessing the need for the valuation allowance. If it is more likely than not that the Company will not recover its deferred tax assets, the Company will increase its provision for taxes by recording a valuation allowance against the deferred tax assets that it estimates will not ultimately be recoverable.

Advertising Expense

Advertising costs are expensed as they are incurred. The Company incurred advertising costs of approximately $0.5 million, $0.2 million and $0.4 million for the years ended December 31, 2008, 2009 and 2010, respectively. Advertising costs are included in sales and marketing on the consolidated statements of operations.

Foreign Currency

The functional currency for the majority of the Company's foreign subsidiaries is the local currency. For those subsidiaries, the assets and liabilities are translated into U.S. dollars at exchange rates in effect at the balance sheet date. Income and expense items are translated at average exchange rates for the period. Certain foreign subsidiaries designate the U.S. dollar as the functional currency. For those subsidiaries, assets and liabilities denominated in foreign currency are remeasured into U.S. dollars at current exchange rates for monetary assets and liabilities and historical exchange rates for nonmonetary assets and liabilities. Foreign currency translation adjustments are included in accumulated other comprehensive income (loss) as a separate component of stockholders' equity (deficit) or in other (expense) income in the Consolidated Statements of Operations.

Foreign currency exchange gains and losses are recorded in other income (expense), net. Foreign currency transaction gains and losses were $0.3 million, $(0.6) million and $0.3 million for the years ended December 31, 2008, 2009 and 2010, respectively.

Comprehensive Loss

Comprehensive loss consists of two components, net loss and other comprehensive income (loss). Other comprehensive income (loss) refers to revenue, expenses, gains and losses that under U.S. generally accepted accounting principles are recorded as an element of stockholders' equity (deficit) but are excluded from net loss. The Company's other comprehensive income (loss) consists of foreign currency translation adjustments from those subsidiaries not using the U.S. dollar as their functional currency. The Company has disclosed comprehensive loss as a component of stockholders' equity (deficit).

Recent Accounting Pronouncements

In January 2010, the FASB issued a new fair value accounting standard update, Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements . This update requires additional disclosures about (i) the different classes of assets and liabilities measured at fair value, (ii) the valuation techniques and inputs used, (iii) the activity in Level 3 fair value measurements, and (iv) the transfers between Levels 1, 2 and 3. This update is effective for interim and annual reporting periods beginning after December 15, 2009. The Company adopted this guidance in the first quarter of fiscal year 2010, and the adoption had no impact on its consolidated results of operation and financial condition.

In September 2009 the FASB issued new guidance for multiple-deliverable revenue arrangements and certain revenue arrangements that include software elements. This guidance modifies the requirements that must be met for an entity to recognize revenue from the sale of a delivered item that is part of a multiple-element arrangement when other items have not yet been delivered. This guidance eliminates the requirement that all undelivered elements must have either: i) VSOE or ii) third-party evidence (TPE), before an entity can recognize the portion of overall arrangement consideration that is attributable to items that already have been delivered. In the absence of VSOE or TPE of the standalone selling price for one or more delivered or undelivered elements in a multiple-element arrangement, entities will be required to estimate the selling prices of those elements. Overall arrangement consideration will be allocated to each element (both delivered and undelivered items) based on their relative selling prices, regardless of whether those selling prices are evidenced by VSOE or TPE or are based on the entity's estimated selling price. The residual method of allocating arrangement consideration has been eliminated. This guidance modifies the software revenue recognition guidance to exclude from its scope tangible products that contain both software and non-software components that function together to deliver a product's essential functionality. These new updates are effective for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted.

The Company prospectively adopted this guidance on January 1, 2011. The Company has applied this guidance to its revenue arrangements containing multiple deliverables that were entered into or significantly modified on or after January 1, 2011. The Company now allocates revenue consideration, excluding contingent consideration, based on the relative selling prices of the separate units of accounting contained within an arrangement containing multiple deliverables, which are not otherwise accounted for under guidance within Revenue Recognition – Software. Selling prices are determined using fair value, when available, or the Company's estimate of selling price when fair value is not available for a given unit of accounting. The adoption did not result in a material change in either the units of accounting or a change in the pattern or timing of revenue recognition. Additionally, the adoption of this standard did not have a material impact on the Company's financial condition, results of operations or cash flows and would not have had a material impact on the Company's historical financial statements.

Acquisitions	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Acquisitions [Abstract]
Acquisitions

3. Business Combinations

While the Company uses its best estimates and assumptions as part of the purchase price allocation process to value the assets acquired and liabilities assumed on the acquisition date, its estimates and assumptions are subject to refinement. As a result, during the preliminary purchase price allocation period, which may be up to one year from the acquisition date, the Company records adjustments to the assets acquired and liabilities assumed with a corresponding offset to goodwill. The Company records adjustments to the assets acquired and liabilities assumed subsequent to the purchase price allocation period in the Company's operating results in the period in which the adjustments were determined.

Fellowship Technologies, Inc.

In February 2011, the Company acquired Fellowship Technologies, Inc. ("Fellowship"), a provider of web-based software to religious institutions. The acquisition enables the Company to strengthen its position as a technology leader and broaden its customer base. The purchase consideration was approximately 1,125,000 shares of the Company's common stock valued at approximately $8.9 million. The Company also assumed certain office and facility leases of $4.6 million under noncancelable leases that expire at various times through 2017. The results of Fellowship's operations have been included in the consolidated financial statements since the acquisition date.

The preliminary allocation of the purchase price for the Fellowship acquisition, as of the date of the acquisition, is as follows (in thousands):

Cash	$520
Accounts receivable	195
Prepaid and other assets	15
Fixed assets	530
Security deposits	58
Goodwill	5,680
Intangible assets	3,568
Accounts payable	(101)
Deferred revenue	(528)
Capital lease obligations	(481)
Other liabilities	(187)
Unfavorable leases	(404)

Total purchase price	$8,865

The acquisition was accounted for as a purchase business combination. The Company allocated the purchase price to the tangible assets acquired, liabilities assumed and identifiable intangible assets acquired based on their estimated fair values. The goodwill is deductible for tax purposes. The Company recorded the fair value of identifiable intangible assets using an income valuation approach which is based on Level 3 inputs in the fair value hierarchy. The following table summarizes the identifiable intangible assets acquired as of the date of the acquisition (dollars in thousands):

	Gross Amount at Acquisition Date	Amortization Period
Trademarks	$197	3 years
Customer contract/relationships	2,730	4 years

Complete technology	641	4 years

	$3,568

Other Business Combinations

During the nine months ended September 30, 2011, the Company acquired operations from two other businesses including a provider of web-based church management solutions and a provider of online registration for endurance events. The Company acquired the assets of these two businesses in exchange for $4.6 million in cash. These acquisitions enable the Company to strengthen its position as a technology leader and broaden its customer base in the faith and endurance spaces.

Cash	$14
Accounts receivable	145
Prepaid and other assets	12
Goodwill	1,362
Intangible assets	3,427
Accounts payable	(20)
Accrued expenses	(27)
Deferred revenue	(296)

Total purchase price	$4,617

The acquisitions were accounted for as purchase business combinations. The Company allocated the purchase price to the tangible assets acquired, liabilities assumed and identifiable intangible assets acquired based on their estimated fair values. The excess of the purchase price over the aggregate fair value was recorded as goodwill, which is deductible for tax purposes. The allocation of purchase price is preliminary. As of September 30, 2011, the Company was in process of determining the fair value of the intangible assets and goodwill. The Company recorded the fair value of identifiable intangible assets using an income valuation approach which is based on Level 3 inputs in the fair value hierarchy. The following table summarizes the identifiable intangible assets acquired as of the date of the acquisition (dollars in thousands):

	Gross Amount at Acquisition Date	Amortization Period
Customer contract/relationships	$3,392	3 years

Complete technology	35	3 years

	$3,427

During the year ended December 31, 2010, the Company acquired operations from an integrated website provider and certain assets of a provider of online and mobile communications software and related technology services for event registrations in exchange for $0.1 million in cash and 223,500 shares of the Company's common stock valued at approximately $0.9 million. In addition, the Company may be required to make earn-out payments between fiscal 2011 through 2015 based on the achievement of certain sales milestones in each of the respective years. The Company determined that the achievement of the milestones is not likely, and therefore, no liability was recorded as of September 30, 2011 or December 31, 2010. These acquisitions enable the Company to strengthen its position as a technology leader and broaden its customer base.

Accounts receivable	$136
Goodwill	155
Intangible assets	752
Other liabilities	(22)
Gain on bargain purchase	(21)

Total purchase price	$1,000

The acquisitions were accounted for as purchase business combinations. The Company allocated the purchase price to the tangible assets acquired, liabilities assumed and identifiable intangible assets acquired based on their estimated fair values. For one acquisition, the excess of the purchase price over the aggregate fair value was recorded as goodwill, which is deductible for tax purposes. For the other acquisition, the Company realized an immaterial benefit in the consolidated statements of operations for the excess of the aggregate fair value of the assets acquired over the purchase price. The Company recorded the fair value of identifiable intangible assets using an income valuation approach which is based on Level 3 inputs in the fair value hierarchy. The following table summarizes the identifiable intangible assets acquired as of the date of the acquisition (dollars in thousands):

	Gross Amount at Acquisition Date	Amortization Period
Customer contract/relationships	$752	3 years

As part of one acquisition, the Company received approximately $3.0 million to subsidize certain costs of building and maintaining the infrastructure necessary to service customer contracts. This amount has been deferred on the Company's consolidated balance sheets and will be amortized to general and administrative expenses on the Company's consolidated statements of operations over the expected life of the contract. Amortization was approximately $0.2 million and $0 million for the three months ended September 30, 2011 and 2010, respectively, and $0.6 million and $0 million for the nine months ended September 30, 2011 and 2010, respectively.

3. Acquisitions

Acquisition of Automated License System and Central Trust Bank Hunting and Fishing Division

In October 2008, the Company acquired certain assets of Automated License System and Central Trust Bank's hunting and fishing division (hereinafter collectively referred to as "ALS"), a provider of automated license systems to the hunting and fishing marketplace and delivers multi-channel solutions for customers through point-of-sale terminals, agency offices, internet and telephone systems. The acquisition enables the Company to create synergies with its existing registration business and expand the services provided to its customers. The purchase consideration was approximately $58.5 million in cash, 100,000 shares of the Company's common stock valued at approximately $0.5 million and the cancellation of a promissory note of $3.0 million. Additionally, the sellers had the potential to earn up to an additional $6.2 million through June 30, 2010. Such earn-out amounts represent contingent consideration and were measured upon the achievement of specified financial targets.

For the year ended December 31, 2009, the Company recorded approximately $3.2 million of additional consideration which was recorded as an increase to goodwill. Of the $3.2 million, $1.9 million will be paid over a three year period (Note 11). For the year ended December 31, 2010, the Company recorded approximately $2.7 million as additional consideration which was recorded as an increase to goodwill. As of December 31, 2009 and 2010, the Company had outstanding amounts payable to ALS of approximately $1.5 million and $1.0 million, respectively.

The results of ALS's operations have been included in the consolidated financial statements since the acquisition date.

The allocation of the purchase price for the ALS acquisition, as of the date of the acquisition, is as follows (in thousands):

Cash	$565
Accounts receivable	6,591
Prepaid and other assets	473
Fixed assets	11,009
Goodwill	38,268
Intangible assets	17,717
Accounts payable	(1,047)
Registration fees payable	(910)
Loans	(7,260)
Capital lease obligations	(1,915)
Accrued expenses	(1,104)
Other liabilities	(408)

Total purchase price	$61,979

The acquisition was accounted for as a purchase business combination. The Company allocated the purchase price to the tangible assets acquired, liabilities assumed and identifiable intangible assets acquired based on their estimated fair values. The excess of the purchase price over the aggregate fair values was recorded as goodwill. A portion of the goodwill was deductible for tax purposes. The following table summarizes the identifiable intangible assets acquired as of the date of the acquisition (dollars in thousands):

	Gross Amount at Acquisition Date	Amortization Period
Customer contracts	$17,652	7 years
Non-compete agreements	65	3 years

	$17,717

Acquisition of ReserveAmerica Holdings, Ltd.

In January 2009, the Company acquired ReserveAmerica Holdings, Ltd. ("ReserveAmerica"), a provider of camping reservation and campground management solutions for 3,461,018 shares of the Company's Series F redeemable convertible preferred stock valued at approximately $47.7 million as of the acquisition date. The acquisition enables the Company to strengthen its position as a technology leader in the outdoor reservation market and broaden its customer base. The results of ReserveAmerica's operations have been included in the consolidated financial statements since the acquisition date.

The allocation of the purchase price for the ReserveAmerica acquisition, as of the date of the acquisition, is as follows (in thousands):

Cash	$2,361
Accounts receivable	2,454
Prepaid and other assets	1,036
Fixed assets	626
Goodwill	17,397
Intangible assets	34,307
Accounts payable	(255)
Registration fees payable	(427)
Accrued expenses	(348)
Deferred taxes	(8,647)
Other liabilities	(791)

Total purchase price	$47,713

The acquisition was accounted for as a purchase business combination. The Company allocated the purchase price to the tangible assets acquired, liabilities assumed and identifiable intangible assets acquired based on their estimated fair values. The excess of the purchase price over the aggregate fair value was recorded as goodwill. The goodwill was not deductible for tax purposes. The following table summarizes the identifiable intangible assets acquired as of the date of the acquisition (dollars in thousands):

	Gross Amount at Acquisition Date	Amortization Period
Trademarks	$5,256	14 years
Customer contract/relationships (Reservation)	17,758	10 years
Customer contract/relationships (Advertising)	419	4 years

Complete technology	$10,874	10 years

Acquisition of Fellowship Technologies, Inc.

In February 2011, the Company acquired Fellowship Technologies, Inc. ("Fellowship"), a provider of web based software to religious institutions. The acquisition enables the Company to strengthen its position as a technology leader and broaden its customer base. The purchase consideration was approximately 1,125,000 shares of the Company's common stock valued at approximately $8.9 million. Additionally, the Company agreed to provide a loan in an amount equal to the lesser of $2 million or the total tax obligations of certain selling stockholders if such taxes become due prior to (i) an initial public offering of the Company's common stock or (ii) a merger and acquisition resulting in a change of control in which these selling stockholders common stock is either exchanged for cash or publicly traded stock of the acquiring company. The selling stockholders are required to repay the Company for any tax payments the Company makes on behalf of the selling stockholders, without interest, following their ability to receive cash following the sale of their stock as a result of (i) an initial public offering or (ii) a merger and acquisition resulting in a change of control. Tax payments, if any, are collateralized by 40,000 shares of the Company's common stock pursuant to the provisions of an escrow agreement. The Company also assumed certain office and facility leases of $4.6 million under noncancelable leases that expire various times through 2017. The results of Fellowship's operations have been included in the consolidated financial statements since the acquisition date.

The preliminary allocation of the purchase price for the Fellowship acquisition, as of the date of the acquisition, is as follows (in thousands) (unaudited):

Cash	$520
Accounts receivable	195
Prepaid and other assets	15
Fixed assets	530
Security deposits	58
Goodwill	5,680
Intangible assets	3,568
Accounts payable	(101)
Deferred revenue	(528)
Capital lease obligations	(481)
Other liabilities	(187)
Unfavorable leases	(404)

Total purchase price	$8,865

The acquisition was accounted for as a purchase business combination. The Company allocated the purchase price to the tangible assets acquired, liabilities assumed and identifiable intangible assets acquired based on their estimated fair values. The allocation of purchase price is preliminary. As of April 2011 the Company was in the process of determining the fair value of the intangible assets, deferred revenue and other liabilities. The excess of the purchase price over the aggregate fair value was recorded as goodwill. The goodwill is deductible for tax purposes. The following table summarizes the identifiable intangible assets acquired as of the date of the acquisition (dollars in thousands):

	Gross Amount at Acquisition Date	Amortization Period
	(unaudited)	(unaudited)
Trademarks	$197	3 years
Customer contract/relationships	2,730	4 years
Complete technology	641	4 years

	$3,568

Other Acquisitions

During the year ended December 31, 2010, the Company acquired operations from an integrated website provider and certain assets of a provider of online and mobile communications software and related technology services for event registrations in exchange for $0.1 million in cash and 223,500 shares of the Company's common stock valued at approximately $0.9 million. In addition, the Company may be required to make earn-out payments between fiscal years 2011 through 2015 based on the achievement of certain sales milestones in each of the respective years. The Company determined that the achievement of the milestones are not likely, and therefore, no liability was recorded as of December 31, 2010. The acquisitions enable the Company to strengthen its position as a technology leader and broaden its customer base. The allocation of the purchase price was as follows (in thousands):

Accounts receivable	$136
Goodwill	155
Intangible assets	752
Other liabilities	(22)
Gain on bargain purchase	(21)

Total purchase price	$1,000

The acquisitions were accounted for as purchase business combinations. The Company allocated the purchase price to the tangible assets acquired and liabilities assumed based on their estimated fair values. For one acquisition, the excess of the purchase price over the aggregate fair value was recorded as goodwill. For the other acquisition, the Company realized an immaterial benefit in the Consolidated Statements of Operations for the excess of the aggregate fair value of the assets acquired over the purchase price. The following table summarizes the identifiable intangible assets acquired as of the date of the acquisition (dollars in thousands):

	Gross Amount at Acquisition Date	Amortization Period
Customer contract/relationships (Reservation)	$752	3 years

As part of one acquisition, the Company received approximately $3.0 million to subsidize certain costs of building and maintaining the infrastructure necessary to service customer contracts. This amount has been deferred on the Company's Balance Sheets and will be amortized to general and administrative expenses on the Company's Consolidated Statements of Operations over a weighted-average customer life of approximately four years. Amortization was approximately $0.2 million for the year ended December 31, 2010.

During fiscal year 2009, in addition to the acquisition of ReserveAmerica, the Company acquired operations from three other technology services and marketing providers in exchange for $2.6 million in cash and 157,500 shares of the Company's common stock valued at approximately $0.3 million paid upon closing of the acquisition. The allocation of the purchase price was as follows (in thousands):

Cash	$361
Accounts receivable	475
Prepaid and other assets	229
Fixed assets	262
Goodwill	2,078
Intangible assets	1,669
Accounts payable	(54)
Accrued expenses	(705)
Contingent consideration liability	(600)
Deferred taxes	(98)
Other liabilities	(67)
Contingent consideration equity	(44)
Gain on bargain purchase	(599)

Total purchase price	$2,907

The acquisitions were accounted for as purchase business combinations. The Company allocated the purchase price to the tangible assets acquired, liabilities assumed and identifiable intangible assets acquired based on their estimated fair values. The excess of the purchase price over the aggregate fair value was recorded as goodwill. A portion of the goodwill was deductible for tax purposes. The following table summarizes the identifiable intangible assets acquired as of the date of the acquisitions (dollars in thousands):

	Gross Amount at Acquisition Date	Amortization Period
Trademarks	$14	1 year
Customer contracts	150	5 years
Customer contract/relationships	669	4-5 years
Complete technology	836	3-5 years

	$1,669

During fiscal year 2008, in addition to the acquisition of ALS, the Company acquired operations from a software and services provider in exchange for $5.3 million in cash and 63,000 shares of the Company's common stock valued at approximately $0.4 million paid upon closing of the acquisition. The allocation of the purchase price was as follows (in thousands):

Accounts receivable	$28
Prepaid and other assets	2
Goodwill	4,116
Intangible assets	1,618
Other liabilities	(26)

Total purchase price	$5,738

The acquisition was accounted for as a purchase business combination. The Company allocated the purchase price to the tangible assets acquired, liabilities assumed and identifiable intangible assets acquired based on their estimated fair values. The excess of the purchase price over the aggregate fair values was recorded as goodwill, which was deductible for tax purposes. The following table summarizes the identifiable intangible assets acquired as of the date of the acquisition (dollars in thousands):

	Gross Amount at Acquisition Date	Amortization Period
Trade names	$74	2 years
Complete technology	559	2 years
Customer relationships	916	3 years
Non-compete agreements	69	3 years

	$1,618

Contingent Consideration

In connection with certain acquisitions, additional cash and stock consideration will be paid to the former sellers upon satisfaction of certain future performance goals. For acquisitions consummated prior to 2009, the Company recognized additional contingent consideration as an additional element of the cost of the acquisition, generally goodwill, when the resolution of the contingency becomes probable and the additional consideration becomes issuable. Due to changes in the accounting standards regarding business combinations, for all acquisitions consummated on or after January 1, 2009, a liability is recognized on the acquisition date for an estimate of the acquisition date fair value of the contingent consideration based on the probability of achieving the milestones and the probability weighted discount on cash flows. Any change in the fair value of the contingent milestone consideration subsequent to the acquisition date is recognized in earnings. As of December 31, 2009 and 2010, contingent consideration attributed to an acquisition amounted to approximately $0.6 million.

Pro Forma Financial Information (unaudited)

The unaudited pro forma financial information in the table below summarizes the combined results of operations for the Company and other companies that were acquired since the beginning of fiscal year 2009 (which were collectively significant for purposes of unaudited pro forma financial information disclosure). The pro forma financial information for all periods presented also includes the business combination accounting effects resulting from these acquisitions including amortization charges from acquired intangible assets and the related tax effects as though the aforementioned companies were combined as of the beginning of fiscal year 2009. The pro forma financial information as presented below is for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisitions had taken place at the beginning of fiscal year 2009.

The unaudited pro forma financial information was as follows for fiscal years 2009 and 2010 (in thousands, except per share data):

	Year Ended December 31,
	2009	2010
	(unaudited)
Net revenue	$245,188	$279,600
Net loss attributable to common shareholders	$(63,646)	$(55,479)
Basic and diluted net loss per share attributable to common shareholders	$(10.86)	$(7.83)

Fair Value Measurements	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Fair Value Measurements [Abstract]
Fair Value Measurements

4. Fair Value Measurements

FASB guidance for fair value measurements clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, the guidance establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value as follows: (Level 1) observable inputs such as quoted prices in active markets; (Level 2) inputs other than the quoted prices in active markets that are observable either directly or indirectly; and (Level 3) unobservable inputs in which there is little or no market data, which require the Company to develop its own assumptions. This hierarchy requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value.

The Company's cash equivalents are classified within Level 1 of the fair value hierarchy because they are valued using quoted market prices or broker or dealer quotations. The types of instruments valued based on quoted market prices in active markets include most U.S. government and agency securities, sovereign government obligations and money market securities. Such instruments are generally classified within Level 1 of the fair value hierarchy.

The Company's assets and liabilities that are measured at fair value as of September 30, 2011 are as follows (in thousands):

	September 30, 2011
	Level 1	Level 2	Level 3	Total
Cash equivalents:
Money market funds	$191	$—	$—	$191

The Company's assets and liabilities that are measured at fair value as of December 31, 2010 are as follows (in thousands):

	December 31, 2010
	Level 1	Level 2	Level 3	Total
Cash equivalents:
Money market funds	$18,169	$—	$—	$18,169
Accrued liabilities:
Contingent consideration	$—	$—	$625	$625

Level 3 liabilities include contingent milestone consideration payable to selling shareholders, the value of which was determined based on the probability of achieving specific milestones and the probability weighted discount on cash flows. Any change in the fair value of the contingent milestone consideration subsequent to the acquisition date will be recognized in earnings. This fair value measurement is based on significant inputs not observed in the market and thus represents a Level 3 measurement. Level 3 instruments are valued based on unobserved inputs that are supported by little or no market activity and reflect the Company's own assumptions in measuring fair value. The Company made significant assumptions to establish inputs for the contingent consideration calculation using discount rates ranging from 10% to 14% to calculate the fair value of the future payments. The Company recorded contingent consideration of $0.6 million at the time of acquisition. During May 2011, the outstanding liability of $0.6 million was settled in full and no contingent consideration remained as of September 30, 2011.

The following table provides a reconciliation of liabilities measured at fair value using significant unobservable inputs (Level 3) for the nine months ended September 30, 2011 (in thousands):

Contingent Consideration
Balance at December 31, 2010	$625
Settlement of contingent consideration	(625)

Balance at September 30, 2011	$—

4. Fair Value Measurements

FASB guidance for fair value measurements clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, the guidance establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value as follows: (Level 1) observable inputs such as quoted prices in active markets; (Level 2) inputs other than the quoted prices in active markets that are observable either directly or indirectly; and (Level 3) unobservable inputs in which there is little or no market data, which require the Company to develop its own assumptions. This hierarchy requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value.

The Company's cash equivalents are classified within Level 1 of the fair value hierarchy because they are valued using quoted market prices or broker or dealer quotations. The types of instruments valued based on quoted market prices in active markets include most U.S. government and agency securities, sovereign government obligations and money market securities. Such instruments are generally classified within Level 1 of the fair value hierarchy.

The Company's assets and liabilities that are measured at fair value are as follows (in thousands):

	December 31, 2009				December 31, 2010
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Cash equivalents:
Money market funds	$18,288	$—	$—	$18,288	$18,169	$—	$—	$18,169
Accrued liabilities:
Contingent consideration	$—	$—	$600	$600	$—	$—	$625	$625

Level 3 liabilities include contingent milestone consideration payable to selling shareholders, the value of which was determined based on the probability of achieving specific milestones and the probability weighted discount on cash flows. Any change in the fair value of the contingent milestone consideration subsequent to the acquisition date will be recognized in earnings. This fair value measurement is based on significant inputs not observed in the market and thus represents a Level 3 measurement. Level 3 instruments are valued based on unobserved inputs that are supported by little or no market activity and reflect the Company's own assumptions in measuring fair value. The Company made significant assumptions to establish inputs for the contingent consideration calculation using discount rates ranging from 10% to 14% to calculate the fair value of the future payments. The Company recorded contingent consideration of $0.6 million at the time of acquisition.

The following table provides a reconciliation of liabilities measured at fair value using significant unobservable inputs (Level 3) for the years ended December 31, 2009 and 2010 (in thousands):

Contingent Consideration
Balance at December 31, 2008	$—
Contingent consideration associated with business combination	600

Balance at December 31, 2009	600
Changes in fair value of contingent consideration	25

Balance at December 31, 2010	$625

Accounts Receivable And Allowance For Doubtful Accounts	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Accounts Receivable And Allowance For Doubtful Accounts [Abstract]
Accounts Receivable And Allowance For Doubtful Accounts

5. Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable, net, by category is as follows (in thousands):

	September 30, 2011	December 31, 2010
Accounts receivable	$51,490	$26,850
Registration receivable	11,258	8,626
Less allowance for doubtful accounts	(1,556)	(1,380)

Accounts receivable, net	$61,192	$34,096

The Company performs ongoing credit evaluations of its customers' financial condition and generally requires no collateral from its customers. Allowances for doubtful accounts are established based on various factors including credit profiles of the Company's customers, contractual terms and conditions, historical payments, returns and discounts experience and current economic trends. The Company reviews its allowances monthly by assessing individual accounts receivable over a specific aging and amount, and all other balances on a pooled basis based on historical collection experience. Accounts receivable are written off on a case-by-case basis, net of any amounts that may be collected.

5. Accounts Receivable and Allowances for Doubtful Accounts

Accounts receivable, net, by category is as follows (in thousands):

	December 31,
	2009	2010
Accounts receivable	$22,559	$26,850
Registration receivable	6,941	8,626
Less allowance for doubtful accounts	(1,946)	(1,380)

Accounts receivable, net	$27,554	$34,096

The Company performs ongoing credit evaluations of its customers' financial condition and generally require no collateral from its customers. Allowances for doubtful accounts are established based on various factors including credit profiles of the Company's customers, contractual terms and conditions, historical payments, returns and discounts experience and current economic trends. The Company reviews its allowances monthly by assessing individual accounts receivable over a specific aging and amount, and all other balances on a pooled basis based on historical collection experience. Accounts receivable are written off on a case-by-case basis, net of any amounts that may be collected.

Property And Equipment	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Property And Equipment [Abstract]
Property And Equipment

6. Property and Equipment

Property and equipment by category is as follows (in thousands):

	September 30, 2011	December 31, 2010
Computer and software	$56,885	$46,653
Furniture and fixtures	9,925	9,529
Leasehold improvements	2,694	2,421

Total	69,504	58,603
Less accumulated depreciation	(40,568)	(30,422)

Property and equipment, net	$28,936	$28,181

Depreciation expense was $3.5 million for the three months ended September 30, 2011 and 2010, respectively, and $10.3 million and $9.9 million for the nine months ended September 30, 2011 and 2010, respectively.

Included in fixed assets are $8.2 million and $6.1 million of equipment under capital lease at September 30, 2011 and December 31, 2010, respectively. Accumulated amortization of assets under capital lease totaled $4.9 million and $3.2 million at September 30, 2011 and December 31, 2010, respectively.

6. Property and Equipment

Property and equipment by category is as follows (in thousands):

	December 31,
	2009	2010
Computer and software	$32,655	$46,653
Furniture and fixtures	9,176	9,529
Leasehold improvements	2,092	2,421

Total	43,923	58,603
Less accumulated depreciation	(17,181)	(30,422)

Property and equipment, net	$26,742	$28,181

Depreciation expense was $6.0 million, $10.2 million and $13.4 million for the years ended December 31, 2008, 2009 and 2010, respectively.

Included in fixed assets are $6.1 million and $6.1 million equipment under capital lease at December 31, 2009 and 2010 respectively. Accumulated amortization of assets under capital lease totaled $1.2 million and $3.2 million at December 31, 2009 and 2010, respectively.

Software Development Costs	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Software Development Costs [Abstract]
Software Development Costs

7. Software Development Costs

Capitalized software development costs are as follows (in thousands):

	September 30, 2011	December 31, 2010
Software development costs	$61,113	$47,691
Accumulated amortization	(17,493)	(10,678)

Software development costs, net	$43,620	$37,013

Amortization expense was $2.6 million and $1.4 million for the three months ended September 30, 2011 and 2010, respectively, and $7.0 million and $3.5 million for the nine months ended September 30, 2011 and 2010, respectively.

7. Software Development Costs

Capitalized software development costs are as follows (in thousands):

	December 31,
	2009	2010
Software development costs	$30,527	$47,691
Accumulated amortization	(3,524)	(10,678)

Software development costs, net	$27,003	$37,013

Amortization expense was $1.9 million, $2.5 million and $5.8 million for the years ended December 31, 2008, 2009 and 2010, respectively. Included in amortization expense for the year ended December 31, 2009 was a $1.3 million charge related to accelerated amortization of existing developed software replaced by acquired capitalized software.

Goodwill	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Goodwill [Abstract]
Goodwill

8. Goodwill

The change in the carrying amount of goodwill for the nine months ended September 30, 2011 is as follows (in thousands):

	Technology Services	Marketing Services	Total
Balance at December 31, 2010	$194,789	$12,324	$207,113
Goodwill arising from acquisitions	7,042	—	7,042
Effect of exchange rate changes	(798)	—	(798)

Balance at September 30, 2011	$201,033	$12,324	$213,357

8. Goodwill

The changes in the carrying amount of goodwill for the fiscal years ended December 31, 2008, 2009 and 2010 are as follows (in thousands):

	Technology Services	Media & Marketing	Total
Balance at December 31, 2008	$167,407	$10,346	$177,753
Goodwill arising from acquisitions	17,497	1,978	19,475
Adjustments related to prior year acquisitions	2,256	—	2,256
Effect of exchange rate changes	3,526	—	3,526

Balance at December 31, 2009	190,686	12,324	203,010
Goodwill arising from acquisitions	155	—	155
Adjustments related to prior year acquisitions	2,686	—	2,686
Effect of exchange rate changes	1,262	—	1,262

Balance at December 31, 2010	$194,789	$12,324	$207,113

Adjustments to goodwill during the year ended December 31, 2009 and 2010 represent contingent consideration and net asset settlement adjustments recorded during the year that related to acquisitions made in the preceding period(s).

Intangible Assets	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Intangible Assets [Abstract]
Intangible Assets

9. Intangible Assets

Intangible assets are amortized using a combination of straight-line and accelerated methods based on the expected cash flows from the assets.

The carrying values of amortized intangible assets are as follows (in thousands):

	September 30, 2011			December 31, 2010
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Intellectual property	$25,810	$(18,938)	$6,872	$25,571	$(14,992)	$10,579
Non-compete agreements	952	(952)	—	952	(922)	30
Customer relationships	32,561	(25,443)	7,118	26,516	(21,685)	4,831
Trade names	9,787	(5,314)	4,473	9,796	(4,713)	5,083
Customer contracts	44,630	(30,664)	13,966	45,344	(24,659)	20,685

	$113,740	$(81,311)	$32,429	$108,179	$(66,971)	$41,208

Amortization of intellectual property is recorded in cost of revenue, while the amortization of other acquired intangible assets is included in operating expenses. The following table summarizes the amortization expense of acquired intangible assets for the periods indicated (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Cost of revenue—Technology	$1,267	$1,069	$3,820	$3,280
Cost of revenue—Marketing	127	134	400	401
Operating expenses	3,669	4,029	11,090	12,149

Total	$5,063	$5,232	$15,310	$15,830

9. Intangible Assets

Intangible assets are amortized using a combination of straight-line and accelerated methods based on the expected cash flows from the assets. Estimated useful lives as of December 31, 2010 are as follows:

	Estimated Life	Weighted- Average Remaining Life
Intellectual property	2 to 10 years	2.5 years
Non-compete agreements	2 to 3 years	0.7 years
Customer relationships	3 to 15 years	3.6 years
Trade names	2 to 10 years	8.0 years
Customer contracts	2 to 6 years	3.1 years

The carrying values of amortized intangible assets are as follows (in thousands):

	December 31, 2009			December 31, 2010
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Intellectual property	$25,858	$(10,853)	$15,005	$25,571	$(14,992)	$10,579
Non-compete agreement	962	(817)	145	952	(922)	30
Customer relationships	30,856	(20,763)	10,093	26,516	(21,685)	4,831
Trade names	9,588	(3,998)	5,590	9,796	(4,713)	5,083
Customer contracts	44,286	(14,864)	29,422	45,344	(24,659)	20,685

	$111,550	$(51,295)	$60,255	$108,179	$(66,971)	$41,208

Amortization of developed technologies is recorded in cost of revenue, while the amortization of other acquired intangible assets is included in operating expenses. The following table summarizes the amortization expense of acquired intangible assets for the fiscal years indicated (in thousands):

	Year Ended December 31,
	2008	2009	2010
Cost of revenue—Technology	$4,200	$4,380	$4,376
Cost of revenue—Marketing	819	576	534
Operating expenses	13,820	18,491	16,147

Total	$18,839	$23,447	$21,057

The estimated future amortization of acquired intangible assets as of December 31, 2010 is as follows (in thousands):

Year Ending December 31,
2011	$17,862
2012	12,991
2013	7,189
2014	913
2015	696
Thereafter	1,557

Total	$41,208

Accrued Expenses	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Accrued Expenses [Abstract]
Accrued Expenses

10. Accrued Expenses

The following table presents the detail of accrued expenses for the periods presented (in thousands):

	September 30, 2011	December 31, 2010
Accrued compensation	$14,587	$13,678
Sales and other foreign taxes	6,282	5,191
Other	15,234	13,303

Total	$36,103	$32,172

As of September 30, 2011, accrued compensation was comprised of accrued salaries of $7.3 million, accrued personal time off of $3.3 million, accrued self-insurance of $0.8 million, amounts payable for 401K contributions of $0.2 million, deferred bonuses of $2.4 million, and accumulated employee deductions for stock purchase under the Company's Employee Stock Purchase Plan of $0.6. As of December 31, 2010, accrued compensation was comprised of accrued salaries of $4.6 million, accrued personal time off of $0.3 million, amounts payable for 401K contributions of $0.1 million, and deferred bonuses of $8.7 million.

10. Accrued Expenses

The following table presents the detail of accrued expenses for the periods presented (in thousands):

	December 31,
	2009	2010
Accrued compensation	$10,607	$13,678
Sales and other foreign taxes	3,821	5,191
Accrued expenses	7,375	5,707
Other	5,829	7,596

Total	$27,632	$32,172

The Company deferred payment of 2009 bonuses to management. The deferred bonus accrual of $4.9 million is included in accrued compensation and will be paid on the earlier of May 2012 or 60 days subsequent to an initial public offering, provided that the employee remains an active employee through that date.

Long-Term Debt And Lines Of Credit	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Long-Term Debt And Lines Of Credit [Abstract]
Long-Term Debt And Lines Of Credit

11. Long-Term Debt and Lines of Credit

2007 Loan and Security Agreement

In March 2007, the Company entered into a loan and security agreement (the "Agreement") with Escalate Capital I, L.P. ("Escalate") and Gold Hill Capital Venture Lending 03, L.P. ("Gold Hill") which allowed the Company to draw a minimum of $15 million, up to a maximum of $20 million from a financial institution. Under the terms of the Agreement, the Company was required to make interest-only payments on a monthly basis through February 2009 bearing an interest rate of 6.75% per annum, after which borrowings under the agreement were repayable over 24 months at an interest rate of 6.75% per annum. In addition, a payment-in-kind ("PIK") interest was added to the outstanding principal amount at a rate of 3.15% compounded monthly and was payable at the earlier of maturity or repayment of the loan. The Company had the option to repay the loans without penalty prior to maturity. In conjunction with the Agreement, the Company issued 146,710 warrants to Escalate and 107,530 warrants to Gold Hill (Note 15). The loan was collateralized by substantially all of the Company's assets, excluding certain registration cash and intellectual property and restricted the Company's ability to raise additional debt financing and pay dividends.

In December 2007, the Agreement was amended to increase borrowings up to $35 million.

In April 2009, the Agreement was amended to extend the repayment commencement dates and the maturity dates of Gold Hill advances. Outstanding borrowings were repayable over a 24 month period beginning in March 2010 through December 2012. The amendment required the payment of certain fees and costs of up to $0.1 million to the financial institution, and at the end of the repayment period, the Company was required to make a final payment of $0.3 million. If any portion of the loan made by this financial institution was prepaid, a corresponding portion of the final payment would also be required to be prepaid.

In April 2010, the Agreement was amended to change the interest rate for Escalate from 6.75% to 12% and eliminate the 3.15% PIK interest commencing on February 1, 2010. The amended agreement also changed the principal payment schedule of the remaining balance. In addition, the Company issued 20,000 warrants to Escalate to purchase the Company's common stock (Note 15).

In December 2010, the Company entered into an amendment to the debt agreement with Gold Hill and Escalate to change the principal payment schedule of the remaining balance and to extend the maturity date to May 2012, which the Company treated as a modification to its existing debt. The amendment to the Gold Hill agreement also changed the interest rate from 6.75% to 12% and eliminated the 3.15% PIK interest commencing on December 1, 2010. In addition, Gold Hill and Escalate were issued warrants to purchase 23,500 and 31,500 shares of common stock, respectively (Note 15).

In May 2011, the Company fully repaid $23.7 million of the outstanding principal and the Agreement was terminated. The early repayment of the debt resulted in a loss on extinguishment of $0.5 million, which is reflected in interest expense in the Company's consolidated statements of operations. The warrants were net exercised on the closing date of the Company's IPO and the Company issued 131,021 and 198,196 shares of common stock to Gold Hill and Escalate, respectively.

As of September 30, 2011 and December 31, 2010, the Company had outstanding borrowings of $0 million and $13.0 million with Escalate, respectively and outstanding borrowings of $0 million and $14.6 million with Gold Hill, respectively.

2008 Loan and Security Agreement

In October 2008, the Company entered into a Loan and Security Agreement ("LSA") with Square 1 Bank ("Square 1") which allowed the Company to borrow up to $5.0 million under a term loan and up to $7.0 million under a line of credit ("Line"). For borrowings under the term loan, the Company was required to make interest-only payments on a monthly basis for the first six months, after which borrowings were repayable over 30 months. The interest rate for the term loan was prime plus 1% and was due to mature in October 2011. For borrowings under the LSA, the Company is required to maintain a cash balance of $5.0 million in an account with Square 1 which is presented as restricted cash on the Company's consolidated balance sheets at September 30, 2011 and December 31, 2010 (Note 2). Under the terms of the Line, borrowings cannot exceed 80% of the Company's eligible accounts receivable and carry an interest rate of prime plus 1% and was to mature on July 2010. The loan is collateralized by substantially all of the Company's assets, excluding certain client cash and intellectual property, and is subject to certain covenants which, if not met, could constitute an event of default. These covenants include maintaining the required quick ratio and the non-occurrence of a material adverse change in the business, operations or conditions of the Company. As of September 30, 2011 and December 31, 2010, the Company was in compliance with all specified financial covenants.

In April 2010, the LSA was amended to allow the Company to grant to Central Bank a junior lien on an asset and to revise the earnout payment schedule.

In May 2010, the LSA was amended to adjust the quick ratio to be at least 1:1. In July 2010, the LSA was amended to change the interest rate for advances under the Line to the greater of (i) prime plus 1% or (ii) 5% and further extended the maturity date to July 2011. The amendment also changed the amount the Company is allowed to borrow under the Line to $12.0 million less borrowings outstanding under the term loan.

In May 2011, the Company fully repaid $4.7 million of the outstanding principal of the term loan under the LSA. The early repayment of the debt did not result in any gain or loss on extinguishment.

In August 2011, the LSA was amended to extend the maturity date to August 2012.

At September 30, 2011 and December 31, 2010, respectively, outstanding borrowings from Square 1 were approximately $0 million and $1.7 million under the term loan and approximately $0 million and $7.3 million under the Line. There was $6.2 million and $2.0 million available under the Line as of September 30, 2011 and December 31, 2010, respectively.

ALS Acquisition Notes Payable

In connection with the ALS acquisition, the Company assumed approximately $7.3 million of debt held by Pinnacle Financial Partners ("Pinnacle") and the Bank of Celina ("Celina"). Subsequent to the acquisition, the Company refinanced approximately $1.8 million of the debt with Pinnacle. Under the terms of the loans held by Pinnacle, the Company was required to make principal and interest payments, on a monthly basis, over a period of 36 months to 60 months at interest rates ranging from 6.25% to 9.25% per annum. Under the terms of the loan held by Celina, the Company was required to make principal and interest payments, on a monthly basis, over a period of 180 months at an interest rate of 3.5% per annum.

In May 2011, the Company fully repaid $2.0 million of the outstanding principal amount of the long-term debt held by Pinnacle and Celina. The early repayment of the debt did not result in any gain or loss on extinguishment.

At September 30, 2011 and December 31, 2010, respectively, outstanding borrowings from Pinnacle were approximately $0 million and $2.6 million and outstanding borrowings from Celina were approximately $0 million and $0.2 million.

Convertible Debt Purchase Agreement

In September 2009, the Company entered into a convertible debt purchase agreement ("Convertible Debt") for up to $10 million with certain lenders whereby the Company issued convertible unsecured promissory notes totaling $4 million payable in two years at a non-compounded annual stated and effective interest rate of 10%. In the event of an extension of the maturity date, the interest rate would change to LIBOR plus 7%, up to the lesser of (i) 15% per annum or (ii) the maximum amount legally permissible. The Convertible Debt was repayable at any time after the six-month anniversary of the issuance date. In the event the Convertible Debt was repaid prior to the one-year anniversary of the issuance date, the incremental interest would have amounted to 10% of such repayments. The holders of the notes had the option of exercising their conversion rights prior to such repayments. The conversion rate was based on the sum of the unpaid principal and interest divided by $16 to determine the number of common shares issuable upon conversion, and adjusted for anti-dilution effects (Note 20). Borrowings under the Convertible Debt were subject to the non-occurrence of a material adverse change in the business, operations (financial or otherwise) of the Company, or a material impairment of the prospect of repayment of any portion of the Company's outstanding obligations. As of December 31, 2010, the Company was in compliance with this covenant.

The maturity date of the Convertible Debt could be extended by an additional year by (A) consent of the Company and lenders holding at least a majority of the principal amount of the Convertible Debt, or (B) at the sole discretion of the Company.

In June 2011, the Company fully repaid $1.0 million of the outstanding principal amount of the Convertible Debt. The early repayment of the debt did not result in any gain or loss on extinguishment. The remaining $3.0 million of outstanding principal and $0.5 million of accrued interest was converted into 218,989 shares of the Company's common stock in June 2011, reducing the outstanding principal amount to $0 million at September 30, 2011. The option to convert was considered substantive, and therefore no incremental charge was recorded upon conversion of the debt.

At September 30, 2011 and December 31, 2010 outstanding borrowings under the Convertible Debt were approximately $0 million and $4.0 million, respectively.

ALS Acquisition Earn Out Agreement

In connection with the ALS acquisition, the Company entered into an earn-out payment agreement to pay $1.9 million over a three-year period commencing November 2009 at an interest rate of 5% per annum. Principal and interest was payable on a quarterly basis.

In May 2011, the Company fully repaid $0.8 million of the outstanding principal amount of the earn-out payment. The early repayment of the debt did not result in any gain or loss on extinguishment.

At September 30, 2011 and December 31, 2010, the remaining earn-out payable to ALS was approximately $0 million and $1.0 million, respectively.

11. Long-Term Debt and Lines of Credit

2007 Loan and Security Agreement

In March 2007, the Company entered into a loan and security agreement (the "Agreement") with Escalate Capital I, L.P. ("Escalate") and Gold Hill Capital Venture Lending 03, L.P. ("Gold Hill") which allowed the Company to draw a minimum of $15 million, up to a maximum of $20 million from a financial institution. Under the terms of the Agreement, the Company is required to make interest-only payments on a monthly basis through February 2009 bearing an interest rate of 6.75% per annum, after which borrowings under the agreement are repayable over 24 months and bear an interest rate of 6.75% per annum. In addition, a payment-in-kind ("PIK") interest is added to the outstanding principal amount at a rate of 3.15% compounded monthly and is payable at the earlier of maturity or repayment of the loan. The Company has the option to repay the loans without penalty prior to maturity. In conjunction with the Agreement, the Company issued 146,710 warrants to Escalate and 107,530 warrants to Gold Hill (Note 15). The loan is collateralized by substantially all of the Company's assets, excluding certain registration cash and intellectual property and restricts the Company's ability to raise additional debt financing and pay dividends.

In December 2007, the Agreement was amended to increase borrowings up to $35 million.

In April 2009, the Agreement was amended to extend the repayment commencement dates and the maturity dates of Gold Hill advances. Outstanding borrowings are repayable over a 24 month period beginning in March 2010 through December 2012. The amendment requires the payment of certain fees and costs of up to $43,000 to the financial institution, and at the end of the repayment period, the Company is required to make a final payment of $300,000. If any portion of the loan made by this financial institution is prepaid, a corresponding portion of the final payment must also be prepaid.

In April 2010, the Agreement was amended to change the interest rate for Escalate from 6.75% to 12% and eliminate the 3.15% PIK interest commencing on February 1, 2010. The amended agreement also changed the principal payment schedule of the remaining balance. In addition, the Company issued 20,000 warrants to Escalate to purchase the Company's common stock (Note 15).

In December 2010, the Company entered into an amendment to the debt agreement with Gold Hill and Escalate to change the principal payment schedule of the remaining balance and to extend the maturity date to May 2012, which the Company treated as a modification to its existing debt. The amendment to the Gold Hill agreement also changed the interest rate from 6.75% to 12% and eliminated the 3.15% PIK interest commencing on December 1, 2010. In addition, Gold Hill and Escalate were issued warrants to purchase 23,500 and 31,500 shares of common stock (Note 15).

As of December 31, 2010, the Company had outstanding borrowings of $13.0 million, with Escalate, and outstanding borrowings of $14.6 million with Gold Hill. The Agreement expires in May 2012 with Escalate and with Gold Hill.

2008 Loan and Security Agreement

In October 2008, the Company entered into a Loan and Security Agreement ("LSA") with Square 1 Bank ("Square 1") which allowed the Company to borrow up to $5.0 million under a term loan and up to $7.0 million under a line of credit ("Line"). For borrowings under the term loan, the Company is required to make interest-only payments on a monthly basis for the first six months, after which borrowings are repayable over 30 months. The interest rate for the term loan is prime plus 1% and matures in October 2011. For borrowings under the term loan, the Company is required to maintain a cash balance of $5.0 million in an account with Square 1 and is presented as restricted cash on the Company's consolidated balance sheet at December 31, 2009 and 2010 (Note 2). Under the terms of the Line, borrowings cannot exceed 80% of the Company's eligible accounts receivable and carries an interest rate of prime plus 1% and was to mature on July 2010. The loan is collateralized by substantially all of the Company's assets, excluding certain client cash and intellectual property, and are subject to certain covenants which, if not met, could constitute an event of default. These covenants include maintaining the required quick ratio and the non-occurrence of a material adverse change in the business, operations or conditions of the Company. As of December 31, 2009 and 2010, the Company was in compliance with all specified financial covenants.

In April 2010, the LSA was amended to allow the Company to grant to Central Bank a junior lien on an asset and to revise the earnout payment schedule.

In May 2010, the LSA was amended to adjust the quick ratio to be at least 1:1.

In July 2010, the LSA was amended to change the interest rate for advances under the Line to the greater of (i) prime plus 1% or (ii) 5% and further extended the maturity date to July 2011. The amendment also changed the amount the Company is allowed to borrow under the Line to $12.0 million less borrowings outstanding under the term loan.

At December 31, 2010, outstanding borrowings from Square 1 was approximately $1.7 million under the term loan and approximately $7.3 million under the Line. There was $2.0 million available under the Line as of December 31, 2010.

ALS Acquisition Notes Payable

In connection with the ALS acquisition, the Company assumed approximately $7.3 million of debt held by Pinnacle Financial Partners ("Pinnacle") and the Bank of Celina ("Celina"). Subsequent to the acquisition, the Company refinanced approximately $1.8 million of the debt with Pinnacle. Under the terms of the loans held by Pinnacle, the Company is required to make principal and interest payments, on a monthly basis, over a period of 36 months to 60 months at interest rates ranging from 6.25% to 9.25% per annum. Under the terms of the loan held by Celina, the Company is required to make principal and interest payments, on a monthly basis, over a period of 180 months at an interest rate of 3.5% per annum.

At December 31, 2009 and 2010, outstanding borrowings from Pinnacle was approximately $4.5 million and $2.6 million, respectively. At December 31, 2009 and 2010, outstanding borrowings from Celina was approximately $0.2 million and $0.2 million, respectively.

Convertible Debt Purchase Agreement

In September 2009, the Company entered into a convertible debt purchase agreement ("Convertible Debt") for up to $10 million with certain lenders whereby the Company issued convertible unsecured promissory notes totaling $4 million payable in two years at a non-compounded annual stated and effective interest rate of 10%. In the event of an extension of the maturity date, the interest rate will change to LIBOR plus 7%, up to the lesser of (i) 15% per annum or (ii) the maximum amount legally permissible. The Convertible Debt may be repaid at any time after the six-month anniversary of the issuance date. In the event the Convertible Debt is repaid prior to the one-year anniversary of the issuance date, the incremental interest will amount to 10% of such repayments. The holders of the notes have the option of exercising their conversion rights prior to such repayments. The conversion rate is based on the sum of the unpaid principal and interest divided by $16 to determine the number of common shares issuable upon conversion, and adjusted for anti-dilution effects (Note 20). Borrowings under the Convertible Debt is subject to the non-occurrence of a material adverse change in the business, operations (financial or otherwise) of the Company, or a material impairment of the prospect of repayment of any portion of the Company's outstanding obligations. As of December 31, 2009 and 2010, the Company was in compliance with this covenant.

The maturity date of the Convertible Debt may be extended by an additional year by (A) consent of the Company and lenders holding at least a majority of the principal amount of the Convertible Debt, or (B) at the sole discretion of the Company.

At December 31, 2009 and 2010, outstanding borrowings under the Convertible Debt was approximately $4.0 million.

ALS Acquisition Earn Out Agreement

In connection with the ALS acquisition, the Company entered into an earn-out payment agreement to pay $1.9 million over a three-year period commencing November 2009 at an interest rate of 5% per annum. Principal and interest is payable on a quarterly basis. At December 31, 2009 and 2010, the remaining earn-out payable to ALS was approximately $1.6 million and $1.0 million, respectively.

Promissory Note

During fiscal year 2007, the Company issued a promissory note for the acquisition of RegOnline, Inc. of $7.0 million bearing interest at a rate of 8% per annum. The Company is required to make interest-only payments on an annual basis. The note was paid in May 2009.

Letter of Credit

In May 2008, the Company entered into a $5.0 million irrevocable letter of credit (the "LOC") with Wells Fargo Bank ("Wells Fargo") as a requirement under a customer contract. The agreement allows for draws against the LOC if funds collected by the Company are not forwarded to the customer based on the terms in the customer's contract. Under the terms of the agreement, the LOC will automatically renew for one-year periods and expires in May 2010. In February 2009, the Company cancelled the LOC with Wells Fargo and replaced it with a Line from Square 1.

Debt Maturities

Approximate annual future minimum debt payments at December 31, 2010 are as follows (in thousands):

Year Ending December 31,	Term Loan and Revolving Credit Facility
2011	$16,866
2012	28,030
2013	19
2014	20
2015	21
Thereafter	136

45,092
Less: imputed interest and unamortized discounts	(689)
Less: current portion	(16,866)

Noncurrent portion of debt	$27,537

Commitments And Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Commitments And Contingencies [Abstract]
Commitments And Contingencies

12. Commitments and Contingencies

Operating Leases

The Company leases its office and datacenter facilities under noncancelable leases that expire at various times through 2015. The Company is also responsible for certain real estate taxes, utilities and maintenance costs on its office facilities. Rent expense was approximately $2.9 million and $2.3 million for the three months ended September 30, 2011 and 2010, respectively, and $8.3 million and $7.1 million for the nine months ended September 30, 2011 and 2010, respectively.

Guarantees

The Company entered into an arrangement with a third-party customer to guarantee performance by the Company. The Company may provide a corporate guarantee, irrevocable letter of credit, surety bond or any other form of guarantee acceptable to the third-party customer of up to $15 million. The corporate guarantee became effective in July 2010.

Sales and Use Tax

The Company accrues for sales and use taxes in certain states. The Company performed an analysis of its potential liability in states where it had not previously remitted these taxes. Based on the results of the analysis, the Company established a reserve for estimated claims from states where sales and use tax had not been remitted of $4.1 million and $3.4 million at September 30, 2011 and December 31, 2010, respectively.

Indemnification

The Company enters into indemnification arrangements in the ordinary course of business. Pursuant to these arrangements, the Company indemnifies, holds harmless and agrees to reimburse the indemnified parties for losses suffered or incurred by the indemnified party, in connection with any trade secret, copyright, patent or other intellectual property infringement claim by any third-party with respect to its technology. The term of these indemnification agreements is generally perpetual any time after the execution of the agreement. The maximum potential amount of future payments the Company could be required to make under these agreements is not determinable because it involves claims that may be made against the Company in the future, but have not yet been made. The Company has not incurred costs to defend lawsuits or settle claims related to these indemnification agreements.

The Company has entered into indemnification agreements with its directors and officers that may require the Company to indemnify its directors and officers against liabilities that may arise by reason of their status or service as directors or officers, other than liabilities arising from willful misconduct of the individual.

Loss Contingencies

The Company is subject to the possibility of various loss contingencies arising in the ordinary course of business. Management considers the likelihood of loss or impairment of an asset or the incurrence of a liability, as well as its ability to reasonably estimate the amount of loss, in determining loss contingencies. An estimated loss contingency is accrued when it is probable that an asset has been impaired or a liability has been incurred and the amount of loss can be reasonably estimated. The Company regularly evaluates current information available to its management to determine whether such accruals should be adjusted and whether new accruals are required.

In the normal course of business, the Company may incur penalties from customers related to power outages or other technical disruptions. As a result of this potential exposure, the Company accrued a liability of $3.2 million and $0.7 million as of September 30, 2011 and December 31, 2010, respectively. Penalties are reflected as a reduction in revenue or as an increase to cost of revenue in the Company's consolidated statements of operations.

In December 2010 the Company became aware of a security breach in one of the legacy computer systems it acquired in an acquisition. This breach could potentially result in an unauthorized acquisition and use of credit card data and could result in assessments or damages from claims asserted by organizers or participants. The Company has performed an internal investigation to assess the potential exposure of the breach and determined it to be insignificant; accordingly, no amounts have been accrued as of September 30, 2011 or December 31, 2010. To date the Company has paid approximately $0.1 million in assessments associated with this breach.

12. Commitments and Contingencies

Operating Leases

The Company leases its office and datacenter facilities under noncancelable leases that expire at various times through 2015. The Company is also responsible for certain real estate taxes, utilities and maintenance costs on its office facilities. Rent expense was approximately $6.2 million, $9.4 million and $9.6 million for the years ended December 31, 2008, 2009 and 2010, respectively.

Future minimum lease payments under non-cancelable operating and capital lease agreements as of December 31, 2010 are as follows (in thousands):

Year Ending December 31,	Operating Leases	Capital Leases
2011	$8,124	$2,280
2012	8,175	1,787
2013	5,878	—
2014	4,605	—
2015	4,310	—
Thereafter	8,295	—

Total minimum lease payments	$39,387	4,067

Less amount representing interest		(421)

Present value of capital lease payments		3,646
Less current portion of capital lease		(1,983)

Long-term obligation under capital lease		$1,663

Guarantees

The Company entered into an arrangement with a third-party customer to guarantee performance by the Company. The Company may provide a corporate guarantee, irrevocable letter of credit, surety bond or any other form of guarantee acceptable to the third-party customer of up to $15 million. The corporate guarantee became effective in July 2010.

Sales and Use Tax

The Company accrues for sales and use taxes in certain states. The Company performed an analysis of its potential liability in states where it had not previously remitted these taxes. Based on the results of the analysis, the Company established a reserve for estimated claims from states where sales and use tax had not been remitted of $2.7 million and $3.4 million at December 31, 2009 and 2010, respectively.

Indemnification

The Company enters into indemnification arrangements in the ordinary course of business. Pursuant to these arrangements, the Company indemnifies, holds harmless and agrees to reimburse the indemnified parties for losses suffered or incurred by the indemnified party, in connection with any trade secret, copyright, patent or other intellectual property infringement claim by any third-party with respect to its technology. The term of these indemnification agreements is generally perpetual any time after the execution of the agreement. The maximum potential amount of future payments the Company could be required to make under these agreements is not determinable because it involves claims that may be made against the Company in the future, but have not yet been made. The Company has not incurred costs to defend lawsuits or settle claims related to these indemnification agreements.

The Company has entered into indemnification agreements with its directors and officers that may require the Company to indemnify its directors and officers against liabilities that may arise by reason of their status or service as directors or officers, other than liabilities arising from willful misconduct of the individual.

Loss Contingencies

The Company is subject to the possibility of various loss contingencies arising in the ordinary course of business. Management considers the likelihood of loss or impairment of an asset or the incurrence of a liability, as well as its ability to reasonably estimate the amount of loss, in determining loss contingencies. An estimated loss contingency is accrued when it is probable that an asset has been impaired or a liability has been incurred and the amount of loss can be reasonably estimated. The Company regularly evaluates current information available to its management to determine whether such accruals should be adjusted and whether new accruals are required.

In December 2010 the Company became aware of a security breach in one of the legacy computer systems it acquired in an acquisition. This breach could potentially result in an unauthorized acquisition and use of credit card data and could result in fines or damages from claims asserted by organizers or participants. The Company has performed an internal investigation to assess the level of the breach. Based on the status of the investigation, the Company has concluded that any potential liability is not probable and that no amounts can be reasonably estimated. As a result, no amounts have been accrued as of December 31, 2010.

Legal Proceedings	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Legal Proceedings [Abstract]
Legal Proceedings

13. Legal Proceedings

From time to time, the Company is involved in disputes, litigation and other legal actions. The Company records a charge equal to at least the minimum estimated liability for a loss contingency only when both of the following conditions are met: (i) information available prior to issuance of the financial statements indicates that it is probable that an asset had been impaired or a liability had been incurred at the date of the financial statements, and (ii) the range of loss can be reasonably estimated. The actual liability in any such matters may be materially different from the Company's estimates, which could result in the need to adjust the liability and record additional expenses. The Company has not recorded an accrual for potential loss as of September 30, 2011 or December 31, 2010.

13. Legal Proceedings

From time to time, the Company is involved in disputes, litigation and other legal actions. The Company records a charge equal to at least the minimum estimated liability for a loss contingency only when both of the following conditions are met: (i) information available prior to issuance of the financial statements indicates that it is probable that an asset had been impaired or a liability had been incurred at the date of the financial statements, and (ii) the range of loss can be reasonably estimated. The actual liability in any such matters may be materially different from the Company's estimates, which could result in the need to adjust the liability and record additional expenses. The Company has not recorded an accrual for potential loss as of December 31, 2009 and 2010.

Preferred Stock	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Preferred Stock [Abstract]
Preferred Stock

14. Preferred Stock

Effective May 25, 2011, all shares of convertible preferred stock and redeemable convertible preferred stock were converted into 8,807,090 and 25,824,801 shares of common stock, respectively, in connection with the Company's IPO as described in Note 1. After the completion of the IPO in May 2011, the Company amended its certificate of incorporation and reduced the authorized number of shares of preferred stock to 100,000,000.

14. Preferred Stock

Convertible Preferred Stock

The Company has authorized 146.9 million shares of convertible preferred stock ("Convertible Preferred"), designated in thirteen series, with the rights and preferences of each designated series determined by the Company's Board of Directors.

The Company initially recorded each series of convertible preferred stock at their fair values on the dates of issuance, net of issuance costs. A redemption event will only occur upon the liquidation or winding up of the Company, a greater than 50% change of control or sale of substantially all of the assets of the Company. As the redemption event is outside the control of the Company, all shares of convertible preferred stock have been presented outside of permanent equity in accordance with accounting guidance for redeemable securities.

A summary of Convertible Preferred at December 31, 2010 consists of the following:

Series	Shares Authorized	Shares Issued and Outstanding	Aggregate Liquidation Preference	Dividend and Liquidation Priority	Conversion Ratio Per Share	Shares as-if Converted
Series A-1	641,500	641,500	$16,000	7	0.063	40,735
Series A-2	750,000	750,000	38,000	7	0.064	47,625
Series A-3	405,882	405,882	30,000	7	0.070	28,247
Series B-1	5,050,000	5,050,000	1,111,000	5	0.063	320,674
Series B-3	5,838,813	5,838,813	3,301,000	5	0.079	463,085
Series B-2	2,729,012	2,729,012	714,000	5	0.063	173,291
Series A-4	1,167,315	1,167,315	150,000	7	0.077	90,116
Series A-5	1,082,150	1,082,150	20,000	7	0.063	68,710
Series B-4	2,973,115	2,973,115	582,000	5	0.063	188,788
Series A-6	8,864,254	8,660,779	635,000	6	0.104	904,149
Series B-5	21,861,225	21,861,225	6,888,000	4	0.063	1,388,178
Series B-6	84,378,637	76,878,314	10,248,000	3	0.063	4,881,764
Series B-7	11,114,479	3,334,343	450,000	8	0.063	211,730

	146,856,382	131,372,448	$24,183,000			8,807,092

The rights, preferences and privileges of the Convertible Preferred Stock are as follows:

Voting

Each holder of Convertible Preferred shall be entitled to the number of votes equal to the number of shares of common stock into which such preferred stock could be converted.

Dividends

Each holder of Convertible Preferred is entitled to receive dividends, out of any assets legally available, prior and in preference to any declaration or payment of any dividend on common stock. No dividends have been declared.

Conversion

Each share of Convertible Preferred is convertible, at the option of the holder, into such number of fully-paid and nonassessable shares of common stock as is determined by a formula set forth in the Amended and Restated Certificate of Incorporation.

Each share of Convertible Preferred automatically converts into the number of shares of common stock upon the closing of a public offering of the Company's common stock in which (1) the market capitalization of the Company, based on the initial public offering price, excluding shares sold by the Company, is at least $125 million after such offering, (2) the Company's common stock is listed on a U.S. national securities exchange, and (3) the gross proceeds to the Company are at least $25 million.

Redemption

Convertible Preferred is not redeemable.

Liquidation

In the event of a liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of each series of Convertible Preferred are entitled to receive designated amounts per share plus an amount equal to all declared and unpaid dividends on such stock. Liquidation payments to the holders of each series of Convertible Preferred have priority and are made in preference to all others series with a lower priority.

Redeemable Convertible Preferred Stock

The Company has authorized 73.2 million shares of redeemable convertible preferred stock ("Redeemable Convertible Preferred"), designated in four series, with the rights and preferences of each designated series determined by the Company's Board of Directors.

A summary of Redeemable Convertible Preferred at December 31, 2010 consists of the following:

Series	Shares Authorized	Shares Issued and Outstanding	Aggregate Liquidation Preference	Dividend and Liquidation Priority	Conversion Ratio Per Share	Shares as-if Converted
Series C	50,534,105	49,039,840	$31,840,000	2	0.063	3,114,019

Series D	5,855,037	5,855,037	76,523,000	2	1.0	5,855,037

Series E	6,998,966	6,998,966	95,464,000	2	1.0	6,998,966

Series F	9,860,764	9,856,779	168,669,000	1	1.0	9,856,779

	73,248,872	71,750,622	$372,496,000			25,824,801

The rights, preferences and privileges of the Redeemable Convertible Preferred Stock are as follows:

Voting

Each holder of Redeemable Convertible Preferred shall be entitled to the number of votes equal to the number of shares of common stock into which such preferred stock could be converted.

Dividends

Each holder of Redeemable Convertible Preferred is entitled to receive dividends, out of an any assets legally available, prior and in preference to any declaration or payment of any dividend on common stock, Series A and Series B convertible preferred stock. No dividends have been declared to date.

The dividend of 8% payable to Series C, Series D, Series E and Series F stockholders is only payable upon the approval of the Board of Directors, but accrues and is cumulative under the terms of the Amended and Restated Certificate of Incorporation increases the liquidation preference which is included in the calculation of redemption value. The dividend amount is recorded as accretion which increases the book value of the underlying Redeemable Convertible Preferred and decreases retained earnings. The balance sheet amount reflects the redemption value of the Series C, Series D, Series E and Series F Redeemable Convertible Preferred.

Conversion

Each share of outstanding Redeemable Convertible Preferred is convertible, at the option of the holder, into such number of fully-paid and nonassessable shares of common stock as is determined by a formula set forth in the Amended and Restated Certificate of Incorporation.

Each share of Series C Redeemable Convertible Preferred automatically converts into the number of shares of common stock at the conversion price at the time in effect upon the closing of a public offering of common stock at a price of at least $0.66732 per share in which (1) the market capitalization of the Company, based on the initial offering price per share, excluding shares sold by the Company, is at least $150 million after such offering, (2) the Company's common stock is listed on a U.S. national securities exchange or the NASDAQ Stock Market, and (3) the gross proceeds to the Company are at least $25 million. Each share of Series D Redeemable Convertible Preferred automatically converts into the number of shares of common stock at the conversion price at the time in effect upon the closing of a public offering of common stock in which (1) the market capitalization of the Company, based on the initial public offering price per share, excluding shares sold by the Company, is at least $240 million after such offering, (2) the Company's common stock is listed on a U.S. national securities exchange or the NASDAQ Stock Market, and (3) the gross proceeds to the Company are at least $25 million.

Each share of Series E Redeemable Convertible Preferred automatically converts into the number of shares of common stock at the conversion price at the time in effect upon the closing of a public offering of common stock in which (1) the market capitalization of the Company, based on the initial public offering price per share, excluding shares sold by the Company, is at least $350 million after such offering, (2) the Company's common stock is listed on a U.S. national securities exchange or the NASDAQ Stock Market, and (3) the gross proceeds to the Company are at least $25 million.

Each share of Series F Redeemable Convertible Preferred automatically converts into the number of shares of common stock at the conversion price at the time in effect upon the closing of a public offering of common stock in which (1) the market capitalization of the Company, based on the initial public offering price per share, excluding shares sold by the Company, is at least $675 million after such offering, (2) the Company's common stock is listed on a U.S. national securities exchange or the NASDAQ Stock Market, and (3) the gross proceeds to the Company are at least $75 million.

Redemption

Each share of Series C Redeemable Convertible Preferred is redeemable if the holders of at least two-thirds of the then-outstanding shares of Series C Redeemable Convertible Preferred, voting together as a separate class, elect to require the Company to redeem all of the then-outstanding Series C Redeemable Convertible Preferred in three consecutive annual installments beginning on the fifth anniversary of the date on which shares of the Series E Redeemable Convertible Preferred are first issued by the Company (each a "Redemption Date"); provided that the Company shall receive at least 60 days prior to the first such Redemption Date, a written notice of such election of the Series C Redeemable Convertible Preferred holders. The Company shall effect such redemptions on each Redemption Date by paying in cash in exchange for the shares of Series C Redeemable Convertible Preferred to be redeemed on such Redemption Dates a per share sum equal to the Series C liquidation preference. The number of shares of Series C Redeemable Convertible Preferred that the Company shall be required to redeem on any one Redemption Date shall be equal to the amount determined by dividing (A) the aggregate number of shares of Series C Redeemable Convertible Preferred outstanding immediately prior to the Redemption Date by (B) the number of remaining Redemption Dates (including the Redemption Date to which such calculation applies). Shares subject to redemption are redeemable from each holder of Series C Redeemable Convertible Preferred on a pro-rata basis, based on the number of shares of Series C Redeemable Convertible Preferred then held. The total potential redemption amount at August 22, 2013, the first date at which Series C Redeemable Convertible Preferred is redeemable is $39.7 million.

Each share of Series D Redeemable Convertible Preferred is redeemable if the holders of at least two-thirds of the then-outstanding shares of Series D Redeemable Convertible Preferred, voting together as a separate class, elect to require the Company to redeem all of the then-outstanding Series D Redeemable Convertible Preferred in three consecutive annual installments beginning on the Redemption Dates; provided that the Company shall receive at least 60 days prior to the first such Redemption Date, a written notice of such election of the Series D Redeemable Convertible Preferred holders. The Company shall effect such redemptions on each Redemption Date by paying in cash in exchange for the shares of Series D Redeemable Convertible Preferred to be redeemed on such Redemption Dates a per share sum equal to the Series D liquidation preference. The number of shares of Series D Redeemable Convertible Preferred that the Company shall be required to redeem on any one Redemption Date shall be equal to the amount determined by dividing (A) the aggregate number of shares of Series D Redeemable Convertible Preferred outstanding immediately prior to the Redemption Date by (B) the number of remaining Redemption Dates (including the Redemption Date to which such calculation applies). Shares subject to redemption are redeemable from each holder of Series D Redeemable Convertible Preferred on a pro-rata basis, based on the number of shares of Series D Redeemable Convertible Preferred then held. The total potential redemption amount at August 22, 2013, the first date at which Series D Redeemable Convertible Preferred is redeemable is $93.8 million.

Each share of Series E Redeemable Convertible Preferred is redeemable if the holders of at least two-thirds of the then-outstanding shares of Series E Redeemable Convertible Preferred, voting together as a separate class, elect to require the Company to redeem all of the then-outstanding Series E Redeemable Convertible Preferred in three consecutive annual installments beginning on the Redemption Dates; provided that the Company shall receive at least 60 days prior to the first such Redemption Date, a written notice of such election of the Series E Redeemable Convertible Preferred holders. The Company shall effect such redemptions on each Redemption Date by paying in cash in exchange for the shares of Series E Redeemable Convertible Preferred to be redeemed on such Redemption Dates a per share sum equal to the Series E liquidation preference. The number of shares of Series E Redeemable Convertible Preferred that the Company shall be required to redeem on any one Redemption Date shall be equal to the amount determined by dividing (A) the aggregate number of shares of Series E Redeemable Convertible Preferred outstanding immediately prior to the Redemption Date by (B) the number of remaining Redemption Dates (including the Redemption Date to which such calculation applies). Shares subject to redemption are redeemable from each holder of Series E Redeemable Convertible Preferred on a pro-rata basis, based on the number of shares of Series E Redeemable Convertible Preferred then held. The total potential redemption amount at August 22, 2013, the first date at which Series E Redeemable Convertible Preferred is redeemable is $116.7 million.

Each share of Series F Redeemable Convertible Preferred is redeemable if the holders of at least two-thirds of the then-outstanding shares of Series F Redeemable Convertible Preferred, voting together as a separate class, elect to require the Company to redeem all of the then-outstanding Series F Redeemable Convertible Preferred in three consecutive annual installments beginning on the Redemption Dates; provided that the Company shall receive at least 60 days prior to the first such Redemption Date, a written notice of such election of the Series F Redeemable Convertible Preferred holders. The Company shall effect such redemptions on each Redemption Date by paying in cash in exchange for the shares of Series F Redeemable Convertible Preferred to be redeemed on such Redemption Dates a per share sum equal to the Series F liquidation preference. The number of shares of Series F Redeemable Convertible Preferred that the Company shall be required to redeem on any one Redemption Date shall be equal to the amount determined by dividing (A) the aggregate number of shares of Series F Redeemable Convertible Preferred outstanding immediately prior to the Redemption Date by (B) the number of remaining Redemption Dates (including the Redemption Date to which such calculation applies). Shares subject to redemption are redeemable from each holder of Series F Redeemable Convertible Preferred on a pro-rata basis, based on the number of shares of Series F Redeemable Convertible Preferred then held. The total potential redemption amount at August 22, 2013, the first date at which Series F Redeemable Convertible Preferred is redeemable is $206.6 million.

Liquidation

In the event of a liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of each series of Redeemable Convertible Preferred are entitled to receive designated amounts per share plus an amount equal to all declared and unpaid dividends on such stock. Liquidation payments to the holders of each series of Redeemable Convertible Preferred have priority and are made in preference to all series of Convertible Preferred.

Stockholders' Deficit	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Stockholders' Deficit [Abstract]
Stockholders' Deficit

15. Stockholders' Equity (Deficit)

Common Stock

After the completion of the IPO in May 2011, the Company amended its certificate of incorporation and increased its authorized number of shares of common stock to 1,000,000,000.

Holders of common stock are entitled to dividends if and when declared by the Board of Directors and after obtaining the majority consent of preferred stockholders.

Each share of common stock has the right to one vote per share. Each restricted stock purchase right has the right to one vote per share and the right to receive dividends or other distributions paid or made with respect to common shares, subject to restrictions for continued employment service.

Common Stock Warrants

During 2006, in connection with a Master Service Agreement ("MSA") with the United States Tennis Association ("USTA"), the Company issued warrants to purchase 239,027 shares of the Company's common stock at an exercise price of $9.28 per share. These warrants were exercisable immediately after issuance and would expire in 10 years. In conjunction with the December 2010 renewal of the MSA, the Company extended the exercise period of the warrants an additional 5 years. The total fair value of the warrants at the date of issuance and modification of $1.5 million was calculated using the Black-Scholes option pricing model using the following assumptions: contractual life of ten to eleven years; expected volatility between 52.6% – 82.1%; risk free interest rate between 3.0% – 4.9%; and a dividend yield of 0%. The warrants were net exercised on the closing date of the Company's IPO and the Company issued 91,148 shares of common stock to the USTA. The amortization of the warrants was approximately $0.1 million for the three months ended September 30, 2011 and 2010, respectively, and $0.1 million and $0.2 million for the nine months ended September 30, 2011 and 2010, respectively.

In conjunction with the 2007 Loan and Security Agreement and amendments to the 2007 Loan and Security Agreement in April 2010 and December 2010, the Company issued warrants to Gold Hill and Escalate to purchase 131,030 shares of common stock and 198,210 shares of common stock, respectively, at an exercise price of $0.001 per share. The fair value of these warrants of $2.2 million was calculated using the Black-Scholes option pricing model at the various dates of issuance using the following assumptions: contractual life of seven years; expected volatility between 51.4% – 71.0%; risk free rate between 2.7% – 4.5%; and a dividend yield of 0%. This estimated fair value, which represents a debt discount, is accounted for as interest expense over the term of the Agreement. The warrants were net exercised on the closing date of the Company's IPO and the Company issued 131,021 and 198,196 shares of common stock to Gold Hill and Escalate, respectively. Interest expense related to the amortization of the warrants was approximately $0.6 million and $0.2 million for the three months ended September 30, 2011 and 2010, respectively, and $0.7 million and $0.4 million for the nine months ended September 30, 2011 and 2010, respectively. Included in the interest expense for the three and nine months ended September 30, 2011 was $0.5 million incurred as a result of repayment of the outstanding principal amount of the long-term debt under the Agreement with Gold Hill and Escalate (Note 11).

15. Stockholders' Deficit

Common Stock

At December 31, 2009 and 2010, there were 65,000,000 shares of common stock authorized, and 8,126,621 shares and 9,755,354 shares and 11,335,127 shares issued and outstanding, respectively. Holders of common stock are entitled to dividends if and when declared by the Board of Directors and after obtaining the majority consent of preferred stockholders.

Each share of common stock has the right to one vote per share. Each restricted stock purchase right has the right to one vote per share and the right to receive dividends or other distributions paid or made with respect to common shares, subject to restrictions for continued employment service.

Common Stock Reserved for Future Issuance

As of December 31, 2010, the Company had reserved the following shares of common stock for future issuances in connection with the following:

Series A Convertible Preferred	1,179,582
Series B Convertible Preferred	7,627,510
Series C Redeemable Convertible Preferred	3,114,019
Series D Redeemable Convertible Preferred	5,855,037
Series E Redeemable Convertible Preferred	6,998,966
Series F Redeemable Convertible Preferred	9,856,779
Warrants to purchase common stock	576,951
Convertible debt	281,438
Stock option plan:
Options outstanding	11,433,588
Options available for future grants	150,435

Total	47,074,305

Stock Repurchases

The Company repurchased 263,813 shares of common stock and cancelled 850,108 shares of stock options from certain stockholders during the year ended December 31, 2008. The total purchase price was $9.0 million for 2008. Of the total purchase price, $1.8 million was recorded as a repurchase of treasury stock at fair value, and the remaining $6.0 million was recorded as stock-based compensation expense in 2008. During 2008, the Company recorded approximately $1.3 million as a reduction to additional paid in capital related to the fair value of the repurchased options re-measured at the time of repurchase. There was no repurchase of any shares of common stock or shares of stock options during the year ended December 31, 2009 and 2010.

Common Stock Warrants

During 2006, in connection with a Master Service Agreement ("MSA") with the United States Tennis Association, the Company issued warrants to purchase 239,027 shares of the Company's common stock at an exercise price of $9.28 per share. These warrants are exercisable immediately after issuance and expire in 10 years. The fair value of the warrants of $1.2 million was calculated using the Black-Scholes option pricing model at the date of issuance using the following assumptions: contractual life of ten years; expected volatility of 82.1%, risk free interest rate of 4.9% and a dividend yield of 0%.

In conjunction with the December 2010 renewal of the MSA, the Company extended the exercise period of the warrants an additional 5 years. As a result of this modification, an incremental $0.3 million was recorded as an asset, which was calculated using the Black-Scholes option pricing model at the date of modification using the following assumptions: contractual life of eleven years; expected volatility of 52.6%, risk free interest rate of 3.0% and a dividend yield of 0%. This estimated value was added to the remaining balance for the original warrant and will be recorded as contra-revenue over the amended term of the MSA of an additional five years. The amortization of the warrants was approximately $0.2 million for each of the years ended December 31, 2008, 2009 and 2010. As of December 31, 2010, the warrants have not been exercised.

In conjunction with the 2007 Loan and Security Agreement, the Company issued warrants to Gold Hill and Escalate at various times during the year to purchase 107,530 shares and 146,710 shares, of the Company's common stock at an exercise price of $0.001 per share. These warrants are exercisable immediately after issuance and expire the earlier of (1) seven years; (2) an initial public offering; or (3) the closing of an acquisition of the Company. The fair value of these warrants of $1.8 million was calculated using the Black-Scholes option pricing model at the date of issuance using the following assumptions: contractual life of seven years; expected volatility between 67.2% – 71.0%; risk free rate between 3.8% – 4.5%; and a dividend yield of 0%. This estimated fair value, which represents a debt discount, is expensed to interest expense over the term of the Agreement.

In conjunction with the April 2010 amendment to the 2007 Loan and Security Agreement, the Company issued warrants to Escalate to purchase 20,000 shares of the Company's common stock at an exercise price of $0.001 per share. These warrants are exercisable immediately after issuance and expire the earlier of (1) seven years; (2) an initial public offering; or (3) the closing of an acquisition of the Company. The fair value of the warrants of $0.1 million was calculated using the Black-Scholes option pricing model at the date of issuance using the following assumptions: contractual life of seven years; expected volatility of 53.16%, risk free interest rate of 3.2% and a dividend yield of 0%. This estimated value, which represents a debt discount, is expensed to interest expense over the term of the Agreements.

In conjunction with the December 2010 amendment to the 2007 Loan and Security Agreement, the Company issued warrants to Gold Hill and Escalate to purchase 23,500 and 31,500 shares of common stock at an exercise price of $0.001, respectively. The fair value of the warrants of $0.3 million was calculated using the Black-Scholes option pricing model at the date of issuance using the following assumptions: contractual life of seven years; expected volatility of 51.41%, risk free interest rate of 2.7% and a dividend yield of 0%. This estimated value, which represents a debt discount, is expensed to interest expense over the term of the Agreement.

Interest expense related to the amortization of the warrants issued in conjunction with the 2007 Loan and Security Agreement was approximately $0.5 million, $0.6 million and $0.5 million for the years ended December 31, 2008, 2009 and 2010, respectively. As of December 31, 2010, no warrants have been exercised.

Stock Option Plans And Stock-Based Compensation	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Stock Option Plans And Stock-Based Compensation [Abstract]
Stock Option Plans And Stock-Based Compensation

16. Stock Plans and Stock-Based Compensation

Employee Stock Purchase Plan

In April 2011, the Company's stockholders approved the 2011 Employee Stock Purchase Plan (the "2011 ESPP Plan"), which became effective upon the Company's IPO. The 2011 ESPP Plan allows participating employees to contribute up to 20% of their earnings, up to a maximum of $25,000 per annum, to purchase shares of the Company's common stock at a price per share equal to the lower of (a) 85% of the fair market value of a share of the Company's common stock on the first date of the offering period, or (b) 85% of the fair market value of a share of the Company's common stock on the date of purchase. The Company's compensation committee may specify offerings with durations of not more than 27 months, and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of the Company's common stock will be purchased for employees participating in the offering. As of September 30, 2011, there were 1,122,000 shares of common stock available for issuance under the 2011 ESPP Plan and no shares had been issued under the 2011 ESPP Plan. As the 2011 ESPP Plan is a compensatory plan as defined by the authoritative guidance for stock compensation, stock-based compensation expense has been recorded in the nine-month period ended September 30, 2011.

Employee Stock Purchase Plan Activity

The Company's first offering period of the 2011 ESPP began in August 2011. The weighted-average estimated fair value of employee stock purchase plan shares to be issued in conjunction with the offering period occurring during the three and nine months ended September 30, 2011 was $4.55 per share, using the Black-Scholes model with the following weighted-average assumptions:

	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2011
Volatility	47.6%	47.6%
Expected dividend yield	—	—
Risk-free rate	0.1%	0.1%
Expected term (in years)	0.3	0.3

As of September 30, 2011, total unrecognized compensation cost related to nonvested stock-based compensation arrangements granted under the 2011 ESPP was $0.1 million, which is expected to be recognized over a weighted-average period of less than six months.

Stock Option Plan

In January 2002, the Company adopted the 2002 Stock Option Plan (the "2002 Plan") and retired the 1999 Stock Option Plan (the "1999 Plan") and assumed certain options under the 1999 Plan. Grants under the 2002 Plan may be incentive stock options or nonqualified stock options. The 2002 Plan is administered by the Company's compensation committee, which has the authority to designate participants and determine the number and type of awards to be granted, the time at which awards are exercisable, the method of payment and any other terms or conditions of the awards. The vesting of these awards vary subject to the participant's period of future service, or otherwise at the discretion of the compensation committee. The majority of awards issued under the 2002 Plan vests over two to four years, and has a term of ten years. The maximum number of shares of common stock issuable pursuant to the 2002 Plan was 15,687,998 as of December 31, 2010, plus the shares of common stock subject to options pursuant to awards granted under the 1999 Plan forfeited after the adoption of the 2002 Plan. There were 150,435 shares available for grant under the 2002 Plan at December 31, 2010. Upon the Company's IPO in May 2011, the Company's ability to grant awards under the 2002 Plan was terminated. As of September 30, 2011, options to purchase 12,179,309 shares of common stock were outstanding under the 2002 Plan. The 2002 Plan will continue to govern the terms and conditions of the outstanding equity awards granted under the 2002 Plan.

In April 2011, the Company's stockholders approved the 2011 Equity Incentive Plan (the "2011 Plan"), which became effective upon the Company's IPO. The 2011 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock purchase rights, restricted stock bonuses, restricted stock units, performance shares, performance units, cash-based awards and other stock-based awards. The 2011 Plan is administered by the Company's compensation committee, which has the authority to designate participants and determine the number and type of awards to be granted, the time at which awards are exercisable, the method of payment and any other terms and conditions of the awards. Stock options expire on terms as determined by the compensation committee, but not more than ten years after the date of grant. Incentive stock options may be granted only to employees (including officers and directors who are employees). Nonqualified stock options, restricted stock purchase rights, restricted stock bonuses, restricted stock units, performance units, cash-based awards and other stock-based awards may be granted to employees and consultants. The maximum number of shares of common stock issuable pursuant to the 2011 Plan is 4,123,077, plus the shares of common stock subject to options or awards outstanding pursuant to the 2002 Plan that expire, terminate, cancel, forfeit, or are repurchased after the adoption of the 2011 Plan. As of September 30, 2011, there were 3,660,136 shares available for grant under the 2011 Plan. As of September 30, 2011, options to purchase 108,500 shares of common stock were outstanding under the 2011 Plan.

Early Exercise of Stock Options

The Company did not issue any shares of common stock during the three months ended September 30, 2011 or 2010, respectively for stock options exercised prior to vesting. The Company issued 76,658 and 525,000 shares of common stock during the nine months ended September 30, 2011 and 2010, respectively for stock options exercised prior to vesting. The unvested shares are subject to the Company's repurchase right at the lesser of the original exercise price or market price. The proceeds from the early exercise of stock options are recorded in other long-term liabilities and reclassified to common stock as the shares vest and the Company's repurchase rights lapse.

There were 475,042 and 567,758 shares held by employees which were subject to repurchase for early exercise of stock options at an aggregate purchase price of $0.9 million and $1.1 million at September 30, 2011 and December 31, 2010, respectively.

Stock Option Activity

Stock option activity for the nine months ended September 30, 2011 is as follows (in thousands, except share, per share and term data):

Stock Options	Number of Shares Underlying Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at December 31, 2010	11,433,588	$2.18	7.26	$65,126

Granted	2,732,000	8.05
Exercised	(1,742,134)	2.58
Cancelled or expired	(135,645)	3.39

Outstanding at September 30, 2011	12,287,809	$3.42	7.30	$139,478

Options exercisable at September 30, 2011	12,180,350	$3.30	7.28	$139,478

Options vested and expected to vest at September 30, 2011	11,971,040	$3.35	7.23	$136,711

The aggregate intrinsic value represents the difference between the quoted closing market price of the Company's common stock and the exercise price of outstanding, in-the-money options. The Company's market price of its common stock was $14.75 and $4.87 as of September 30, 2011 and 2010, respectively. The total intrinsic value of options exercised was approximately $18.3 million and $0.2 million for the nine months ended September 30, 2011 and 2010, respectively.

The weighted-average grant date fair value of options granted was $6.51 and $1.05 for the nine months ended September 30, 2011 and 2010, respectively.

Total unrecognized compensation cost, adjusted for estimated forfeitures, related to nonvested stock options was approximately $18.3 million as of September 30, 2011 and is expected to be recognized over a weighted-average period of 3.2 years.

Valuation of Stock Option Awards

The following table presents the weighted-average assumptions used to estimate the fair value of stock options granted in the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Volatility	48.7-49.1%	50.1%	48.5-49.2%	50.1-51.8%
Expected dividend yield	—	—	—	—
Risk-free rate	0.9-1.1%	1.3%	0.9-2.2%	1.3-2.2%
Expected term (in years)	4.9	4.7	4.9	4.7

Restricted Stock Activity

A summary of restricted stock activity during the nine months ended September 30, 2011, is presented as follows (in thousands, except share and term data):

Restricted Stock	Number of Shares	Weighted- Average Remaining Contractual Term
Nonvested at December 31, 2010	78,500	0.17
Granted	402,127
Vested	(78,500)
Forfeited	—

Nonvested at September 30, 2011	402,127	3.92

During the nine months ended September 20, 2011, the Company granted 402,127 restricted stock units ("RSUs"). The RSUs vest annually over a four-year period following the date of grant, subject to the participant's continued service through the applicable vesting dates.

The Company measures the fair value of restricted awards at the closing stock price of the Company's common stock on the date of grant, and the fair value is recognized as expense over the requisite service period. The per unit weighted-average grant date fair value of restricted stock units granted was $16.65 and $0 for the three and nine months ended September 30, 2011 and 2010, respectively.

At September 30, 2011, remaining unrecognized compensation cost related to restricted stock was $5.4 million.

Stock-Based Compensation Expense

The following table presents the effects of stock-based compensation related to stock-based awards to employees on the Company's consolidated statements of operations during the periods presented (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Cost of revenue	$52	$25	$107	$79
Sales and marketing	277	134	1,040	390
Research and development	315	8	636	287
General and administrative	1,326	1,182	2,999	3,786

Total stock-based compensation	$1,970	$1,349	$4,782	$4,542

The components of stock-based compensation expense were as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Stock options	$1,726	$1,026	$4,479	$3,865
RSUs	135	323	194	677
ESPP	109	—	109	—

Total stock-based compensation	$1,970	$1,349	$4,782	$4,542

16. Stock Option Plans and Stock-Based Compensation

Stock Option Plan

In January 2002, the Company adopted the 2002 Stock Option Plan (the "2002 Plan") and retired the 1999 Stock Option Plan ("1999 Plan") and assumed certain options under the 1999 Plan. The maximum number of shares of common stock issuable pursuant to the 2002 Plan was 15,687,998 as of December 31, 2010, respectively, plus the shares of common stock subject to options pursuant to awards granted under the 1999 Plan forfeited after the adoption of the 2002 Plan. Grants under the 2002 Plan may be incentive stock options or nonqualified stock options. The 2002 Plan is administered by the Company's compensation committee, which has the authority to designate participants and determine the number and type of awards to be granted, the time at which awards are exercisable, the method of payment and any other terms or conditions of the awards. The vesting of these awards vary subject to the participant's period of future service, or otherwise at the discretion of the compensation committee. The majority of awards issued under the 2002 Plan vest over to two to four years, and have a term of ten years. There were 150, available for grant under the 2002 Plan at December 31, 2010.

Early Exercise of Stock Options

There were no shares of common stock issued during the year ended December 31, 2008 for which stock options were exercised prior to vesting. The Company issued 161,848 and 563,959 shares of common stock during the years ended December 31, 2009 and 2010, respectively, for stock options exercised prior to vesting. The unvested shares are subject to the Company's repurchase right at the lesser of the original exercise price or market price. The proceeds from the early exercise of stock options are recorded in other long-term liabilities and reclassified to common stock as the shares vest and the Company's repurchase rights lapse. The Company did not repurchase any shares during the years ended December 31, 2009 or 2010. There were 161,848 and 567,758 shares held by employees which were subject to repurchase for early exercise of stock options at an aggregate purchase price of $0.3 million and $1.1 million at December 31, 2009 and 2010, respectively. No such shares were held by employees at December 31, 2008.

Restricted Common Stock

The Company has issued shares of restricted common stock to employees, which are subject to repurchase agreements and generally vest over a three to four-year period from the date of grant, or immediately at the time of grant.

During the year ended December 31, 2007, the Company granted 457,000 restricted stock awards to two employees in conjunction with an acquisition. These awards vest based upon service conditions. Compensation expense related to the restricted stock awards was $0.7 million, $0.7 million and $0.6 million for the years ended December 31, 2008, 2009 and 2010, respectively. In September 2010, the Company modified the terms of the restricted stock award and accelerated the vesting of the restricted stock awards in full for one of the employees. The Company recognized an additional $0.3 million of compensation expense as a result of the modification. As of December 31, 2010 there was approximately $0.1 million of unrecognized compensation cost related to these awards. During the year ended December 31, 2007, the Company granted 300,000 restricted stock awards to two employees in conjunction with an acquisition. These awards vest based upon service conditions. Compensation expense related to the restricted stock awards was $0.7 million and $1.3 million for the years ended December 31, 2008 and 2009, respectively There was no such expense recognized during the year ended December 31, 2010. In June 2009, the Company modified the terms of the restricted stock award and accelerated the vesting of the restricted stock awards in full for both of the employees and recognized an additional $1.1 million of compensation expense as a result of the modifications. As of December 31, 2010, there was no remaining unrecognized compensation cost related to these awards.

No restricted stock awards were granted during the years ended December 31, 2008, 2009, and 2010.

Stock Option Activity

The following table summarizes the Company's stock option activity:

Stock Options	Number of Shares Underlying Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value
				(in thousands)
Outstanding and exercisable at December 31, 2009	10,674,395	$2.05
Granted	2,458,300	2.58
Exercised	(1,338,105)	1.93
Cancelled or expired	(361,002)	1.96

Outstanding and exercisable at December 31, 2010	11,433,588	$2.18	7.26	$65,126

Options vested at December 31, 2010	8,273,538	$2.09	6.68	$47,906

Options vested and expected to vest as of December 31, 2010	11,215,937	$2.17	7.22	$63,991

Aggregate intrinsic value represents the difference between the Company's estimated fair value of its common stock and the exercise price of outstanding, in-the-money options. The Company's estimated fair value of its common stock was $1.96 and $7.88 as of December 31, 2009 and 2010 respectively. The total intrinsic value of options exercised was approximately $0.2 million, $0.1 million and $0.6 million for the years ended December 31, 2008, 2009 and 2010, respectively. The weighted-average grant date fair value of options granted was $3.09, $1.23 and $1.14 for the years ended December 31, 2008, 2009 and 2010.

Total unrecognized compensation cost, adjusted for estimated forfeitures, related to nonvested stock options was approximately $8.6 million and $4.8 million as of December 31, 2009 and 2010, respectively, and is expected to be recognized over the next 2.1 years, 2.6 years and 3.1 years, respectively.

Stock-Based Compensation Expense

For the years ended December 31, 2008, 2009 and the fair value of each stock option award to employees was estimated on the date of grant using the Black-Scholes option-pricing model, with the following weighted-average assumptions:

	Year Ended December 31,
	2008	2009	2010
Volatility	48.1-50.9%	52.1-53.8%	49.7-51.8%
Expected dividend yield	—	—	—
Risk-free rate	1.6-3.0%	1.4-2.1%	1.3-2.2%
Expected term (in years)	4.5	4.5	4.7

As the Company has limited historical option exercise data and stock price data, the Company estimates its expected term and the expected volatility of its common stock on the date of grant based on the average expected term and the average volatilities of similar publicly-traded entities. The Company has no history or expectation of paying cash dividends on its common stock. The risk-free interest rate is based on the U.S. Treasury yield for a term consistent with the expected life of the options in effect at the time of grant.

The Company uses the straight-line method for expense attribution.

The following table presents the effects of stock-based compensation related to stock-based awards to employees on the Company's consolidated statements of operations during the periods presented (in thousands):

	Year Ended December 31,
	2008	2009	2010
Cost of revenue	$70	$128	$111
Sales and marketing	358	765	562
Research and development	257	597	244
General and administrative	13,852	9,750	4,431

Total stock-based compensation	$14,537	$11,240	$5,348

In September 2009, the Company's Board of Directors approved a common stock option repricing whereby previously granted and unexercised options held by current employees with exercise prices above $1.96 were repriced to $1.96 per share which represented the per share fair value of the Company's common stock as of the date of the repricing, with no modification to the vesting schedule of the previously issued options. As a result, 8,417,984 options originally granted to purchase common stock at prices ranging from $3.15 to $14.43 were repriced under this program. This repricing resulted in incremental stock-based compensation expense of $4.8 million. Expense related to vested shares of $3.4 million was expensed on the repricing date and expense related to nonvested shares is being amortized over the remaining terms of the options.

Net Loss Attributable To Common Stockholders And Pro Forma Net Loss Per Share	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Net Loss Attributable To Common Stockholders And Pro Forma Net Loss Per Share [Abstract]
Net Loss Attributable To Common Stockholders And Pro Forma Net Loss Per Share

17. Net Loss Attributable to Common Stockholders

Basic net loss per share attributable to common stockholders is presented in conformity with the two-class method required for participating securities. Prior to the IPO, holders of Redeemable Convertible Preferred shares were each entitled to receive 8% per annum cumulative dividends, payable prior and in preference to any dividends on any other shares of the Company's capital stock.

Under the two-class method, basic net loss per share attributable to common stockholders is computed by dividing the net loss attributable to common stockholders by the weighted-average number of common shares outstanding during the period.

The following tables present the calculation of basic and diluted net loss per share attributable to common stockholders (in thousands, except per share data):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Net loss per share:
Net loss	$(1,432)	$(3,834)	$(6,845)	$(18,180)
Less: accretion of redeemable convertible preferred stock	—	(7,055)	(11,810)	(20,828)

Net loss attributable to common stockholders	$(1,432)	$(10,889)	$(18,655)	$(39,008)

Weighted-average common shares outstanding:
Basic	53,701	7,228	29,993	7,050

Diluted	53,701	7,228	29,993	7,050

Net loss per share attributable to common stockholders:
Basic	$(0.03)	$(1.51)	$(0.62)	$(5.53)

Diluted	$(0.03)	$(1.51)	$(0.62)	$(5.53)

Potentially dilutive securities not included in the calculation of diluted net loss per share because their effect would have been anti-dilutive for the periods presented is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Options to purchase common stock and common stock subject to repurchase	12,809,899	11,796,565	12,780,410	11,845,538
Restricted stock	144,241	133,962	65,862	171,789
Convertible Preferred	—	8,807,092	4,645,498	8,807,092
Redeemable Convertible Preferred	—	25,828,786	13,621,873	25,828,786
Common stock warrants	5,359	247,711	134,519	247,711
Common stock issuable upon conversion of debt	—	268,835	155,409	256,438

	12,959,499	47,082,951	31,403,571	47,157,354

17. Net Loss Attributable to Common Stockholders and Pro Forma Net Loss Per Share

Basic net loss per share attributable to common stockholders is presented in conformity with the two-class method required for participating securities. Holders of Redeemable Convertible Preferred are each entitled to receive 8% per annum cumulative dividends, payable prior and in preference to any dividends on any other shares of the Company's capital stock. In the event a dividend is paid on common stock, Redeemable Convertible Preferred stockholders are entitled to a proportionate share of any such dividend as if they were holders of common shares (on an as-if converted basis).

Under the two-class method, basic net loss per share attributable to common stockholders is computed by dividing the net loss attributable to common stockholders by the weighted-average number of common shares outstanding during the period.

The unaudited pro forma basic and diluted net loss per share was computed to give effect to the conversion of the Redeemable Convertible Preferred and Convertible Preferred using the as-if converted method into common shares as though the conversion had occurred as of the beginning of the period or the original date of issuance, if later.

The following tables present the calculation of basic net loss per share attributable to common stockholders and unaudited pro forma basic and diluted net loss per share per share (in thousands, except per share data):

	Year Ended December 31,
	2008	2009	2010
Net loss per share:
Net loss	$(48,976)	$(37,859)	$(27,272)
Less: accretion of redeemable convertible preferred stock	(15,639)	(25,774)	(28,157)

Net loss attributable to common stockholders	$(64,615)	$(63,633)	$(55,429)

Basic and diluted shares:
Weighted-average common shares outstanding	5,530	5,862	7,080

Net loss per share attributable to common stockholders:
Basic	$(11.68)	$(10.86)	$(7.83)

Year Ended December 31, 2010
Unaudited pro forma net loss per share:
Net loss	$(27,272)

Basic and diluted shares:
Weighted-average shares used to compute basic net loss per share	7,080
Pro forma adjustment to reflect assumed conversion of preferred stock to occur upon consummation of the Company's expected initial public offering	34,632

Weighted-average shares used to compute basic and diluted pro forma net loss per share	41,712

Pro forma net loss per share:
Basic and diluted	$(0.65)

Potentially dilutive securities not included in the calculation of diluted net loss per share because their effect would have been anti-dilutive for the periods presented is as follows:

	Year Ended December 31,
	2008	2009	2010
Options to purchase common stock and common stock subject to repurchase	8,797,093	10,674,395	12,001,346
Convertible Preferred	8,807,092	8,807,092	8,807,092
Redeemable Convertible Preferred	22,363,783	25,828,786	25,824,801
Common stock warrants	258,155	247,711	247,711
Common stock issuable upon conversion of debt	—	256,438	281,438

	40,226,123	45,814,422	47,162,388

Business Segments	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Business Segments [Abstract]
Business Segments

18. Segment Information

The Company's Chief Executive Officer who is considered to be the chief operating decision maker ("CODM") reviews financial information presented on a consolidated basis, accompanied by information about operating segments for purposes of making operating decisions and assessing financial performance. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the CODM in deciding how to allocate resources and in assessing performance.

The Company determined its operating segments to be technology services, which derives substantially all of its revenue from the sale of direct selling services through a hosted software solution, and marketing services, which derives substantially all of its revenue from the delivery of advertising and content media.

The Company evaluates the performance of its operating segments based on net revenues and operating income before interest, taxes, depreciation, amortization and stock-based compensation expense.

The Company does not allocate most of its assets, as well as its depreciation and amortization expense, stock-based compensation expense, interest income, interest expense and income tax expense by segment. Accordingly, the Company does not report such information.

Summarized information by segment was as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Net revenue by segment:
Technology	$76,341	$62,400	$225,002	$188,504
Marketing services	13,287	10,693	36,343	29,473

Total net revenue	$89,628	$73,093	$261,345	$217,977

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Segment operating income before depreciation, amortization, stock-based compensation expense and unallocated corporate costs:
Technology	$17,034	$14,295	$51,050	$40,874
Marketing services	5,710	3,558	15,333	9,579

Total segment operating income before depreciation, amortization, stock-based compensation expense and unallocated corporate costs	22,744	17,853	66,833	50,543

Depreciation and amortization	(11,146)	(10,230)	(32,654)	(29,287)
Stock-based compensation expense	(1,970)	(1,349)	(4,782)	(4,542)
Unallocated corporate costs	(10,040)	(8,524)	(30,703)	(28,197)

Loss from operations	$(412)	$(2,250)	$(1,756)	$(11,573)

The Company allocates its net revenue to geographic regions based on the customer's location. The following tables set forth net revenue and long-lived assets by geographic region (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Net revenue:
North America	$86,819	$72,500	$253,587	$214,129
Europe and other	2,809	593	7,758	3,848

Total net revenue	$89,628	$73,093	$261,345	$217,977

	September 30, 2011	December 31, 2010
Assets:
North America	$528,787	$388,729
Europe and other	2,826	1,819

Total assets	$531,613	$390,548

Long-lived assets:
North America	$319,472	$315,270
Europe and other	910	560

Total long-lived assets	$320,382	$315,830

18. Business Segments

The Company's Chief Executive Officer who is considered to be the chief operating decision maker ("CODM") reviews financial information presented on a consolidated basis, accompanied by information about operating segments for purposes of making operating decisions and assessing financial performance. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the CODM in deciding how to allocate resources and in assessing performance.

The Company determined its operating segments to be technology services, which derives substantially all of its revenue from the sale of direct selling services through a hosted software solution, and media and marketing, which derives substantially all of its revenue from the delivery of advertising and content media.

The Company evaluates the performance of its operating segments based on net revenues and operating income before interest, taxes, depreciation, amortization and stock-based compensation expense.

The Company does not allocate most of its assets, as well as its depreciation and amortization expense, stock-based compensation expense, interest income, interest expense and income tax expense by segment. Accordingly, the Company does not report such information.

Summarized information by segment was as follows (in thousands):

	Year Ended December 31,
	2008	2009	2010
Net revenue by segment:
Technology	$145,789	$210,483	$237,688
Marketing Services	27,407	32,401	41,912

Total net revenue	$173,196	$242,884	$279,600

	Year Ended December 31,
	2008	2009	2010
Segment operating profit before depreciation, amortization, stock-based compensation expense and unallocated corporate costs:
Technology	$19,984	$33,767	$47,559
Marketing Services	5,959	10,972	14,405

Total segment operating profit before depreciation, amortization, stock-based compensation expense and unallocated corporate costs	25,943	44,739	61,964
Depreciation and amortization	(26,697)	(36,079)	(40,287)
Stock-based compensation expense	(14,537)	(11,240)	(5,348)
Unallocated corporate costs	(28,615)	(28,993)	(36,844)

Loss from operations	$(43,906)	$(31,573)	$(20,515)

The Company allocates its net revenue to geographic regions based on the customer's location. The following tables set forth net revenue and long-lived assets by geographic region (in thousands):

	Year Ended December 31,
	2008	2009	2010
Net revenue:
North America	$171,018	$239,996	$273,028
Europe and other	2,178	2,888	6,572

Total net revenue	$173,196	$242,884	$279,600

	December 31,
	2009	2010
Assets:
North America	$380,607	$388,729
Europe	1,264	1,819

Total assets	$381,871	$390,548

Long-lived assets:
North America	$319,130	$315,270
Europe	131	560

Total long-lived assets	$319,261	$315,830

Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

19. Income Taxes

The effective tax rate of (57.2)% for the nine months ended September 30, 2011 differs from the statutory rate primarily due to state taxes, foreign taxes, nondeductible stock option expenses, the increase in the deferred tax liability from the amortization of tax deductible goodwill, and the change in the valuation allowance.

The Company reduces the deferred tax asset resulting from future tax benefits by a valuation allowance if, based on the weight of the available evidence, it is more likely than not that some portion or all of these deferred taxes will not be realized. The timing of the reversal of deferred tax liabilities associated with tax deductible goodwill is not certain and thus not available to assure the realization of deferred tax assets. Similarly, state deferred tax liabilities in excess of state deferred tax assets are not available to ensure the realization of federal deferred tax assets. After consideration of these limitations associated with deferred tax liabilities, the Company has deferred tax assets in excess of deferred tax liabilities for the periods presented. As the Company has no history of generating book income, the ultimate future realization of these excess deferred tax assets is not more likely than not and thus subject to a valuation allowance. Accordingly, the Company has established a valuation allowance against its deferred tax assets.

The Company is subject to the accounting guidance for uncertain income tax positions. Pursuant to the guidance, income tax positions must meet a more likely than not recognition threshold in order to be recognized. Tax benefits are then measured using a cumulative benefit approach whereby the largest amount of tax benefit that is greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority is recorded. In accordance with this guidance, the Company recorded a liability of $0.3 million for uncertain tax positions as of September 30, 2011 and December 31, 2010, respectively. The Company does not expect any material changes in the balance of unrecognized tax benefits during the next twelve months.

The Company's policy for recording interest and penalties on uncertain tax positions is to record such items as a component of income tax expense. Accrued interest and penalties of $0.1 million were recorded as of September 30, 2011 and December 31, 2010, respectively.

The Company is subject to taxation in the United States and various states and foreign jurisdictions. Effectively, all of the Company's historical tax filings are subject to examination by the Internal Revenue Service and various state and foreign jurisdictions due to the generation of net operating loss carryforwards.

Certain of the Company's subsidiaries are currently under tax audit. The Company anticipates that few of its open and active audits may be resolved within the next 12 months. The Company is unable to make a reasonably reliable estimate as to when or if cash settlements with taxing authorities may occur. Although audit outcomes and the timing of audit payments are subject to uncertainty, the Company does not anticipate that the resolution of these tax matters or any events related thereto will result in a material adverse change to its consolidated financial position, results of operations or cash flows.

19. Income Taxes

The components of the loss before provision for income taxes were as follows (in thousands):

	Year Ended December 31,
	2008	2009	2010
United States	$(43,681)	$(28,401)	$(19,117)
Foreign	(3,789)	(7,019)	(6,231)

	$(47,470)	$(35,420)	$(25,348)

The components of the provision for income taxes are as follow (in thousands):

	Year Ended December 31,
	2008	2009	2010
Current:
Federal	$—	$—	$—
State	51	114	469
Foreign	150	(144)	242

Total current	201	(30)	711

Deferred:
Federal	2,117	3,152	2,851
State	563	656	568
Foreign	(1,375)	(1,339)	(2,206)

Total deferred	1,305	2,469	1,213

Total provision	$1,506	$2,439	$1,924

Included in income tax expense for the year and three months ended December 31, 2010 is a $0.9 tax benefit related to the correction of an error to the tax treatment of deferred tax liabilities for the year ending December 31, 2009. The error was attributable to a reduction in tax rates in future periods in Ontario, Canada which was enacted in December 2009 that was not considered in measuring the deferred tax liability associated with intangible assets in Canada. The Company has performed an evaluation to determine if the financial statement impacts resulting from this error in accounting were material, considering both quantitative and qualitative factors. Based on this materiality analysis, the Company concluded that correcting the cumulative error was immaterial to the current year financial results and a correction of the error would not have a material impact to any individual prior period financial statements.

The reconciliation of the federal statutory income tax rate to the Company's effective tax rate is as follows:

	Year Ended December 31,
	2008	2009	2010
U.S. Federal statutory rate	34.0%	34.0%	34.0%
State taxes, net of Federal benefit	5.4	5.8	1.7
Stock-based compensation	(0.8)	(1.9)	(2.1)
Meals and entertainment	(0.3)	(0.3)	(0.8)
Foreign income taxed at different rate	0.1	(0.5)	(1.7)
Amortization—indefinite lived intangibles	(5.7)	(10.0)	(13.7)
Change in valuation allowance	(28.1)	(38.5)	(33.6)
Change in tax rates	—	—	3.5
Stock redemption premium	(5.6)	—	—
Research and development credits	—	6.3	7.8
Other	(2.2)	(1.8)	(2.7)

Effective tax rate	(3.2)%	(6.9)%	(7.6)%

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2009 and 2010 are presented below (in thousands):

	December 31,
	2009	2010
Deferred tax assets:
Net operating loss carryforwards	$33,288	$38,958
Sales tax reserve	1,128	1,343
Bad debt reserve	1,005	508
Accrued compensation	2,553	3,349
Depreciation and amortization	6,848	8,401
Stock-based compensation	6,162	7,334
Foreign deferred tax assets	1,757	2,052
Tax credits	1,977	3,954
Other	1,096	1,607

Total deferred tax assets	55,814	67,506
Less: valuation allowance	(54,579)	(66,545)

Net deferred tax assets	1,235	961
Deferred tax liabilities:
Foreign deferred taxes	(10,183)	(8,149)
Acquired goodwill amortization	(7,370)	(10,772)

Total net deferred tax liabilities	$(16,318)	$(17,960)

The Company had federal net operating loss ("NOL") carryforwards of approximately $102.1 million as of December 31, 2010 which expire between 2019 and 2030. In addition, the Company had state NOL carryforwards of approximately $76.4 million as of December 31, 2010 which expire between 2011 and 2030.

The Company had federal and state research and experimentation credits of approximately $3.0 million and $1.4 million, respectively, at December 31, 2010. The federal research experimentation credits begin to expire in 2029. State research and experimentation credits do not expire.

The U.S. tax code imposes limitations on the annual utilization of operating loss and credit carryforwards whenever a greater than fifty percent change in ownership of a company occurs within a three year period. Companies with operating loss and credit carryforwards are required to test the cumulative three year change whenever there is an equity transaction that impacts the ownership of holders of more than five percent of the Company's stock. During 2010, the Company completed an analysis of its prior ownership changes and concluded that none of the operating loss and credit carryforwards generated through December 31, 2009 would expire solely as a result of annual limitations on the utilization of those attributes caused by prior ownership changes. Additional changes in the ownership of the Company could create further restrictions on the future utilization of operating loss and credit carryforwards arising through December 31, 2010.

The Company reduces the deferred tax asset resulting from future tax benefits by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of these deferred taxes will not be realized. As part of this analysis, the Company considered that the timing of the reversal of deferred tax liabilities associated with tax deductible goodwill is not certain and thus not available to assure the realization of deferred tax assets. As the Company has deferred tax assets in excess of deferred tax liabilities at December 31, 2009 and 2010 and as the Company has no history of generating operating profits, management concluded that the ultimate future realization of the excess deferred tax assets is not more likely than not. As a result, a valuation allowance of $54.6 million and $66.5 million was recorded against deferred taxes at December 31, 2009 and 2010, respectively. During the years ended December 31, 2009 to December 31, 2010, the valuation allowance increased by $12.1 million and $11.9 million, respectively.

In June 2006, the FASB issued guidance regarding uncertainty in income taxes. The Company adopted this interpretation effective January 1, 2008. Pursuant to the guidance, income tax positions must meet a more likely than not recognition threshold in order to be recognized. Tax benefits are then measured using a cumulative benefit approach whereby the largest amount of tax benefit that is greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority is recorded. In accordance with this guidance, the Company recorded a liability of $0.3 million for uncertain tax positions. Such amount is unchanged at December 31, 2008, 2009 and 2010. The entire balance of unrecognized tax benefits at December 31, 2008, 2009 and 2010, would affect the Company's effective tax rate if recognized. There was no change to retained earnings or deferred taxes as a result of the adoption of the guidance regarding uncertain tax positions. The Company does not expect any material changes in the balance of unrecognized tax benefits during the next twelve months.

The Company's policy for recording interest and penalties on uncertain tax positions is to record such items as a component of income tax expense. Accrued interest and penalties of $0.1 million and $0.1 million were recorded at December 31, 2009 and 2010, respectively.

The Company is subject to taxation in the United States and various states and foreign jurisdictions. Effectively, all of the Company's historical tax filings are subject to examination by the Internal Revenue Service and various state and foreign jurisdictions due to the generation of net operating loss carryforwards.

As of December 31, 2010, the Company had approximately $0.8 million of undistributed earnings related to its foreign subsidiaries. Management considers these earnings to be indefinitely reinvested. Accordingly, the Company has not provided for any income taxes related to these earnings. However, upon distribution of these earnings, the Company would be subject to both U.S. income taxes and withholding taxes payable to the various foreign countries.

Related Party Transactions	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Related Party Transactions [Abstract]
Related Party Transactions

20. Related Party Transactions

ESPN Online Investments, Inc. ("ESPN") is a significant common stockholder in the Company. The Company also sells its services to ESPN and its affiliates. The Company earned revenues from ESPN and its affiliates of $2.0 million and $1.2 million for the three months ended September 30, 2011 and 2010, respectively, and $6.3 million and $3.4 million for the nine months ended September 30, 2011 and 2010, respectively.

ESPN is a wholly-owned subsidiary of The Walt Disney Company ("Disney"). The Company entered into an online registration services agreement with Disney to provide online advertising. The Company earned revenues from Disney of $0.4 million and $0.3 million for the three months ended September 30, 2011 and 2010, respectively, and $1.2 million and $0.8 million for the nine months ended September 30, 2011 and 2010, respectively.

In September 2009, the Company entered into a convertible debt note purchase agreement totaling $4.0 million with its Chief Executive Officer and ABS Ventures IX, L.P. ("ABS"). The Company used a portion of the proceeds from the IPO to repay $1.0 million of the outstanding principal amount of the Convertible Debt. The remaining $3.0 million of outstanding principal and $0.5 million of accrued interest was converted into 218,989 shares of the Company's common stock in June 2011. ABS is a also a stockholder in the Company through its investments in the Series C, D and E Redeemable Convertible Preferred, which was converted into shares of common stock upon the IPO.

In August 2006, the Company entered into a Master Services Agreement and certain other related agreements with the USTA as amended in December 2010. A member of the Company's Board of Directors is the managing director for recreational tennis at the USTA. Pursuant to the terms of these agreements, the USTA purchases certain software services from the Company. In addition, the USTA held a warrant to purchase the Company's common stock, which was net exercised on the closing date of the Company's IPO. The Company issued 91,148 shares of common stock to the USTA upon the net exercise of the warrant in May 2011. Net revenue from the USTA and its affiliates was approximately $1.2 million for the three months ended September 30, 2011 and 2010, respectively, and $4.0 million and $3.5 million for the nine months ended September 30, 2011 and 2010, respectively.

20. Related Party Transactions

ESPN Online Investments, Inc. ("ESPN") is a significant stockholder in the Company through its investment in the Series D, E and F Redeemable Preferred. The Company also sells its services to ESPN and its affiliates. The Company earned revenues from ESPN and its affiliates of $4.4 million, $6.4 million and $6.5 million for the years ended December 31, 2008, 2009 and 2010, respectively and $1.1 million. Accounts receivable from ESPN and its affiliates were $0 at December 31, 2009 and 2010.

ESPN is a wholly-owned subsidiary of The Walt Disney Company ("Disney"). The Company entered into an online registration services agreement with Disney to provide online advertising. The Company earned revenues from Disney of $0.5 million, $0.8 million and $0.9 million for the years ended December 31, 2008, 2009 and 2010, respectively.

In September 2009, the Company entered into a convertible debt note purchase agreement totaling $4 million with its Chief Executive Officer and ABS Ventures IX, L.P. ("ABS"). ABS is a stockholder in the Company through its investments in the Series C, D and E Redeemable Convertible Preferred. The notes have a maturity date of the second anniversary of their issuance and are convertible into common stock. Interest on the notes is payable at a rate of 10% through the maturity date.

In August 2006, the Company entered into a Master Services Agreement and certain other related agreements with the United States Tennis Association ("USTA") as amended in December 2010. A member of the Company's Board of Directors is the managing director for recreational tennis at the USTA. Pursuant to the terms of these agreements, the USTA purchases certain software services from the Company. For the years ended December 31, 2008, 2009 and 2010, respectively, net revenue from USTA and its affiliates was approximately $4.1 million, $4.4 million and $4.7 million, respectively and $1.0 million. In addition, the USTA holds a warrant to purchase 239,027 shares of the Company's common stock (Note 15).

Employee Benefit Plans	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Employee Benefit Plans [Abstract]
Employee Benefit Plans

21. Employee Benefit Plans

The Company has a defined contribution plan under Section 401(k) of the Internal Revenue Code ("401(k) Plan") covering all full-time employees who meet certain eligibility requirements. Eligible employees may defer up to 4% of their pre-tax compensation, up to the annual maximum allowed by the Internal Revenue Service. Under the 401(k) Plan, the Company may, but is not obligated to, match a portion of the employee contributions up to a defined maximum. The Company made matching contributions of $0.2 million and $0.1 million for the three months ended September 30, 2011 and 2010, respectively, and $0.6 million and $0.4 million for the nine months ended September 30, 2011 and 2010, respectively.

21. Employee Benefit Plans

The Company has a defined contribution plan under Section 401(k) of the Internal Revenue Code ("401(k) Plan") covering all full-time employees who meet certain eligibility requirements. Eligible employees may defer up to 4% of their pre-tax compensation, up to the annual maximum allowed by the Internal Revenue Service. Under the 401(k) Plan, the Company may, but is not obligated to, match a portion of the employee contributions up to a defined maximum. The Company made matching contributions of $0.2 million and $0.6 million for the year ended December 31, 2009 and 2010, respectively.

Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events

22. Subsequent Events

Acquisition of ServiceU

On October 3, 2011, the Company acquired all of the outstanding common shares of ServiceU, a provider of web-based solutions for giving, event registration, ticketing, calendaring and resource management in exchange for $11.1 million in cash. The acquisition enables the Company to strengthen its position as a technology leader and broaden its customer base. Management is currently evaluating the purchase price allocation for this transaction.

Acquisition of RTP, LLC

On November 9, 2011, the Company completed the purchase of all of the outstanding shares of RTP, LLC ("RTP"), a provider of integrated resort software and solutions in exchange for $21.5 million in cash. The acquisition enables the Company to broaden its existing product capabilities and its customer base. Management is currently evaluating the purchase price allocation for this transaction.

Credit Facility

Effective December 16, 2011, the Company entered into a five-year, senior secured revolving credit facility, with certain institutional lenders, in an initial aggregate principal amount of $50 million (the "Credit Facility"). The Credit Facility has a maturity date of December 16, 2016, but the outstanding amounts may be prepaid at any time without penalty or premium (except for certain customary break funding payments in connection with LIBOR loans).

The Credit Facility includes a $15 million sublimit for the issuance of standby letters of credit and a $5 million sublimit for swing line loans, available on a same-day basis. The Credit Facility also includes an "accordion" feature which allows the Company, subject to certain terms and conditions, to increase the lending commitments by up to $25 million.

Any advance under the Credit Facility will accrue interest at rates per annum that are equal to, based on certain conditions, either (a) 1.5% above the applicable LIBOR rate, or (b) 0.5% above (i) the greatest of (x) the prime rate, (y) the federal funds effective rate plus 0.5% or (z) a daily rate equal to one-month LIBOR plus 1.00%. The unused portion of the Credit Facility will also be subject to an unused fee that will be calculated at a per annum rate of 0.25%.

Under the Credit Facility, the Company is required to comply with certain financial covenants and ratios, including a quarterly consolidated leverage ratio of consolidated funded indebtedness to EBITDA of not more than 2.5 to 1.0 and a quarterly consolidated fixed charge coverage ratio of not less than 1.5 to 1.0. The New Credit Agreement also contains customary representations and warranties, affirmative and negative covenants, and conditions to borrowing. The affirmative and negative covenants restrict, among other things, the ability of the Company and its subsidiaries to create certain liens, incur certain indebtedness and guarantees, make certain investments or acquisitions, merge or consolidate, dispose of assets, pay dividends, repurchase or redeem capital stock, change the nature of their businesses, and enter into certain transactions with affiliates.

The Company had $5 million outstanding, under the swing line loan facility at December 31, 2011, which was repaid in full on January 3, 2012. On January 3, 2012, the Company borrowed $10 million under the Credit Facility.

Acquisition of StarCite, Inc.

On December 30, 2011, the Company completed the acquisition of all outstanding shares of StarCite, Inc. ("StarCite"), a provider of a technology platform that makes meetings and event planning, booking and management easier and more cost-effective for corporations, hotels, venues and meetings suppliers in exchange for $40.0 million in cash and 1,350,000 shares of common stock with a fair value of approximately $18.4 million, which includes 300,000 shares of common stock placed into an escrow fund to satisfy any indemnification claims pursuant to the terms of the agreement with StarCite. The merger consideration is subject to adjustment based on a final determination of working capital and is subject to certain limited holdbacks. In addition, in the event that the shares of the Company's common stock do not close trading at or above $15.00 per share on the New York Stock Exchange for at least three consecutive days at any time during the sixty day period following effectiveness of this registration statement filed with respect to the common stock issued in connection with this acquisition, an additional 150,000 shares of common stock will be issued to the StarCite security holders. The acquisition enables the Company to provide an end-to-end global ecosystem for the events space and broaden its customer base. Management is currently evaluating the purchase price allocation for this transaction.

22. Subsequent Events

Stock option grant

During March 2011, the Compensation Committee approved a grant of 1,485,000 stock options to directors and executive officers at an exercise price of $7.88 per share subject to the approval of stockholders amending the 2002 Plan by increasing the authorized number of shares of common stock available for issuance by 1,100,000 shares of common stock. The stock options vest monthly in equal installments over a four year period. Stockholder approval to increase the authorized number of shares was received on April 13, 2011. The awards were considered granted from an accounting perspective in April 2011.

2011 Equity Incentive Plan

In April 2011, the Company's stockholders approved the 2011 Equity Incentive Plan (the "2011 Plan") to be effective on the date of the Company's initial public offering. The 2011 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock purchase rights, restricted stock bonuses, restricted stock units, performance shares, performance units, cash-based awards and other stock-based awards. The 2011 Plan is administered by the Company's Compensation Committee, which has the authority to designate participants and determine the number and type of awards to be granted, the time at which awards are exercisable, the method of payment and any other terms and conditions of the awards. Stock options expire on terms as determined by the compensation committee, but not more than ten years after the date of grant. Incentive stock options may be granted only to employees (including officers and directors who are employees). Nonqualified stock options, restricted stock purchase rights, restricted stock bonuses, restricted stock units, performance units, cash based awards and other stock-based awards may be granted to employees and consultants.

Employee Stock Purchase Plan

In April 2011, the Company's stockholders approved the 2011 Employee Stock Purchase Plan (the "2011 ESPP Plan") to be effective on the date of the Company's initial public offering. The 2011 ESPP Plan allows participating employees to contribute up to 20% of their earnings, up to a maximum of $25,000 per annum, to purchase shares of the Company's common stock at a price per share equal to the lower of (a) 85% of the fair market value of a share of the Company's common stock on the first date of the offering period, or (b) 85% of the fair market value of a share of the Company's common stock on the date of purchase. The Company's compensation committee may specify offerings with durations of not more than 27 months, and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of the Company's common stock will be purchased for employees participating in the offering.